UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☐ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Wm. WRIGLEY Jr. Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (03-04)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Wm. WRIGLEY Jr. Company

Wrigley Building    •    410 North Michigan Avenue    •    Chicago, Illinois 60611

February 13, 2007

Dear Stockholder:

You are cordially invited to attend the 104th Annual Meeting of Stockholders of Wm. Wrigley Jr. Company. The meeting will be held at 9:00 a.m. Chicago time on Wednesday, March 14, 2007, at the Chase Auditorium, Chase Tower located at 10 South Dearborn Street in the Chicago loop and bounded by Madison, Clark, Monroe and Dearborn streets. For your reference, a map of the area is provided inside the back cover of this Proxy Statement.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered and acted upon by the stockholders.

Please note, we are requiring admission tickets to attend the Annual Meeting. For more information, please refer to the Notice of Meeting.

If you own shares of record, you will find enclosed a proxy card or cards and an envelope in which to return the card(s). Whether or not you plan to attend this meeting, please sign, date and return your enclosed proxy card(s), or vote over the phone or Internet, as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You can revoke your proxy anytime before the Annual Meeting and issue a new proxy as you deem appropriate. You will find the procedures to follow if you wish to revoke your proxy on page 3 of this Proxy Statement. Your vote is very important. I look forward to seeing you at the meeting.

Sincerely,

WILLIAM WRIGLEY, JR.

Executive Chairman

and Chairman of the Board

Wm. WRIGLEY Jr. Company

Wrigley Building     •     410 North Michigan Avenue     •     Chicago, Illinois 60611

Notice of the 104th Annual Meeting of Stockholders

of Wm. Wrigley Jr. Company

Date:	Wednesday, March 14, 2007

Time:	9:00 a.m., Central Standard Time

Place:	Chase Auditorium Chase Tower 10 South Dearborn Street Chicago, Illinois 60603

Purposes:	1. To elect four Class II Directors to serve on the Board of Directors until the Annual Meeting in 2010;

2. To Amend the Second Restated Certificate of Incorporation to permit amendment of the Bylaws of the Company to adopt majority voting for the election of directors;

3. To ratify the appointment of the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2007; and

4. To transact such other business that may properly come before the Annual Meeting and any adjournments thereof.

Who Can Vote:	Stockholders at the close of business on January 12, 2007

How You Can Vote:

You may vote your proxy by marking, signing and dating the enclosed proxy card and returning it as soon as possible using the enclosed envelope. Or, you can vote over the telephone or the Internet as described on the enclosed proxy card.

Who May Attend:

Only persons with an admission ticket, evidence of stock ownership or who are guests of the Company may attend and be admitted to the Annual Meeting. Photo identification will be required (a valid drivers license or passport is preferred).

•       If your shares are registered in your name, you must bring the admission ticket attached to your proxy card. If you would like to pre-register for the meeting, or if you have elected to receive your proxy materials electronically, please contact the Company’s Stockholder Relations Department at 1-800-874-0474 and request an admission ticket.

•         If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares, you will not be admitted to the meeting.

By Authorization of the Board of Directors,

HOWARD MALOVANY

Vice President, Secretary and General Counsel

Chicago, February 13, 2007

Your Vote Is Important. Whether You Own One Share Or Many, Your Prompt Cooperation In Voting Your Proxy Is Greatly Appreciated.

Proxy Statement for the

Annual Meeting of Stockholders of

WM. WRIGLEY JR. COMPANY

To Be Held on Wednesday, March 14, 2007

TABLE OF CONTENTS

Page
Proxy Statement	1

Solicitation	1

Voting Information	1

Proposal 1 — Election of Class II Directors	4

Corporate Governance	8

Meetings and Committees of the Board	11

Executive Compensation	14

Compensation Committee Report	23

Summary Compensation Table	24

Grants of Plan Based Awards	27

Outstanding Equity Awards at Fiscal Year-End	28

Option Exercises and Stock Vested	29

Pension Benefits	30

Nonqualified Deferred Compensation	31

Potential Payments Upon Termination or Change of Control	32

Director Compensation	39

Security Ownership	42

Proposal 2 — Proposal to Amend the Company’s Second Restated Certificate of Incorporation to Permit Amendment of the Bylaws to Adopt Majority Voting for the Election of Directors	45

Proposal 3 — The Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm (Independent Auditors)	45

Audit Committee Disclosure	46

Section 16(a) Beneficial Ownership Reporting Compliance	48

Stockholder Proposals for the 2008 Annual Meeting of Stockholders	48

Other Business	48

Appendix A — Director Independence Standards	A-1

Appendix B — Audit Committee Charter	B-1

Appendix C — Certificate of Amendment of Second Restated Certificate of Incorporation	C-1

Appendix D — Bylaw Provision Regarding Election and Resignation of Directors	D-1

Appendix E — Audit and Non-Audit Services Pre-Approval Policy	E-1

Map/Directions to Chase Auditorium (Annual Meeting) Inside Back Cover

PROXY STATEMENT

FOR THE

104th ANNUAL MEETING OF STOCKHOLDERS OF

WM. WRIGLEY JR. COMPANY

TO BE HELD ON WEDNESDAY, MARCH 14, 2007

Solicitation

This Proxy Statement, the accompanying proxy card and the Annual Report to Stockholders of Wm. Wrigley Jr. Company (the “Company” or “Wrigley”) are being mailed on or about February 13, 2007. The Board of Directors (the “Board”) of the Company is soliciting your proxy to vote your shares at the 104th Annual Meeting of Stockholders (the “Meeting”). The Board is soliciting your proxy to give all stockholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

Who is the Proxy Committee?

The Proxy Committee was appointed by the Board of Directors at their meeting held on February 6, 2007, and is comprised of William Wrigley, Jr., William D. Perez, Richard K. Smucker and Howard Malovany.

What is a proxy?

A proxy is your legal designation of another person (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the Proxy Committee appointed by the Board the authority to vote your shares in the manner you indicate on your proxy card.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card or cards to your broker. You should vote on and sign each proxy card you receive.

Voting Information

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Meeting if you own shares of Common Stock or Class B Common Stock of the Company at the close of business on our record date of Friday, January 12, 2007.

How many shares of Common Stock and Class B Common Stock may vote at the Meeting?

As of January 12, 2007, there were 217,088,710 shares of Common Stock and 59,049,235 shares of Class B Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter presented. Each share of Class B Common Stock is entitled to ten votes on each matter presented.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Computershare, the Company’s transfer agent, you are a “shareholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “shareholder of record”, you have several choices. You can vote your proxy:

•	by mailing in the enclosed proxy card;

•	over the telephone; or

•	via the Internet.

Please refer to the specific instructions set forth on the enclosed proxy card. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder.

If you hold your shares in “street name”, your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.

Can I vote my shares in person at the Meeting?

If you are a “shareholder of record”, you may vote your shares in person at the Meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the Meeting.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 —	FOR the election of all four nominees for Class II Directors with terms expiring at the 2010 Annual Meeting of Stockholders.

Proposal 2 —	FOR the amendment of the Second Restated Certificate of Incorporation to permit the amendment of the Bylaws of the Company to adopt majority voting for the election of directors.

Proposal 3 —	FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2007.

What are my choices when voting?

Proposal 1 — You may cast your vote in favor of electing the nominees as Directors or withhold your vote on one or more nominees.

Proposals 2 and 3 — You may cast your vote in favor of or against each proposal, or you may elect to abstain from voting your shares.

How would my shares be voted if I do not specify how they should be voted?

If you sign and return your proxy card without indicating how you want your shares to be voted, the Proxy Committee appointed by the Board will vote your shares as follows:

Proposal 1 —	FOR the election of all four nominees for Class II Directors with terms expiring at the 2010 Annual Meeting of Stockholders.

Proposal 2 —	FOR the amendment of the Second Restated Certificate of Incorporation to permit the amendment of the Bylaws of the Company to adopt majority voting for the election of Directors.

Proposal 3 —	FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2007.

How are votes withheld, abstentions and broker non-votes treated?

Votes withheld and abstentions are deemed as “present” at the Meeting, are counted for quorum purposes, and other than for Proposal 1, will have the same effect as a vote against the matter. Broker nonvotes, if any, while counted for general quorum purposes, are not deemed to be “present” with respect to any matter for which a broker does not have authority to vote.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

•	by sending a written notice of revocation to the Secretary of the Company that is received prior to the Meeting, stating that you revoke your proxy;

•	by signing a later-dated proxy card and submitting it so that it is received prior to the Meeting in accordance with the instructions included in the proxy card(s); or

•	by attending the Meeting and voting your shares in person.

What vote is required to approve each proposal?

Proposal 1 requires a plurality of the votes cast to elect a director.

Proposal 2 requires the affirmative vote of at least 66 2/3 of the outstanding shares of the Common Stock and Class B Common Stock entitled to vote, with both classes voting together as a single class.

Proposal 3 requires the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote thereon at the Meeting, with both Common Stock and Class B Common Stock voting together as a single class.

Who will count the votes?

Representatives from Computershare Trust Company, N.A., our transfer agent, will count the votes and serve as our Inspectors of Election. The Inspectors of Election will be present at the Meeting.

Who pays the cost of this proxy solicitation?

The Company pays the costs of soliciting proxies. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Company’s Common Stock and Class B Common Stock. In addition, the Company has retained Innisfree M&A, Incorporated, 501 Madison Avenue, 20th Floor, New York, NY, 10022, to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of the Company’s Common Stock and Class B Common Stock. For these services, the Company will pay Innisfree M&A, Incorporated a fee of $15,000, plus expenses.

Is this Proxy Statement the only way that proxies are being solicited?

No. As stated above, the Company has retained Innisfree M&A, Incorporated to aid in the solicitation of proxy materials. In addition to mailing these proxy materials, certain Directors, officers or employees of the Company may solicit proxies by telephone, facsimile, e-mail or personal contact. They will not be specifically compensated for doing so.

If you have any further questions about voting your shares or attending the Meeting please call our Stockholder Relations Department at 1-800-874-0474.

PROPOSAL 1

Election Of Class II Directors

Composition of the Board

The full Board consists of ten Directors. The Board is divided into three classes, with Class I and III each having three Directors and Class II having four Directors. The Directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the stockholders elect one class of Directors at each annual meeting.

The current composition of the Board is:

Class I Directors (serving until the 2009 Meeting))	John F. Bard Howard B. Bernick Melinda R. Rich

Class II Directors (term expiring at this Meeting)	Thomas A. Knowlton William D. Perez Steven B. Sample Alex Shumate

Class III Directors (serving until the 2008 Meeting)	John Rau Richard K. Smucker William Wrigley, Jr.

The election of four Class II Directors will take place at the Meeting. At its meeting of February 6, 2007, the Board approved the recommendation of the Corporate Governance Committee that the full Board remain comprised of ten Directors and that four Class II Directors be elected for a three-year term.

If elected, each of the four Class II Director nominees will serve on the Board until the Annual Meeting in 2010, or until their successors are duly elected and qualified in accordance with the Company’s Bylaws. If any of the four nominees should become unable to accept election, the persons named on the proxy card as proxies may vote for other person(s) selected by the Board or the named proxies. Management has no reason to believe that any of the four nominees for election named below will be unable to serve.

Your Board Recommends That Stockholders Vote FOR All Four Nominees Listed Below.

Nominees For Election as Class II Directors With Terms Expiring at the 2010 Annual Meeting:

Thomas A. Knowlton

Age: Director Since: Committees: Principal Occupation: Other Directorships:

60

1996

Chairman of the Compensation Committee

Dean of the Faculty of Business at Ryerson University, Toronto, Canada from 2000 until retirement in 2005. Executive Vice President of the Kellogg Company from 1992 until 1998. President of Kellogg North America from 1994 until 1998.

Sun-Rype Products Ltd.

William D. Perez

Age: Director Since: Committees: Principal Occupation:

59

2006

None

President and Chief Executive Officer of the Company since October 2006. President and Chief Executive Officer of Nike, Inc. from 2004 until 2006. President and Chief Executive Officer of S.C. Johnson & Son, Inc. from 1997 to 2004.

Steven B. Sample

Age: Director Since: Committees: Principal Occupation: Other Directorships:	66 1997 Compensation Committee and Corporate Governance Committee President of the University of Southern California since 1991. Intermec, Inc., AMCAP Fund Inc. and American Mutual Fund, Inc.

Alex Shumate

Age: Director Since: Committees: Principal Occupation: Other Directorships:

56

1998

Audit Committee and Corporate Governance Committee

Partner of the law firm Squire, Sanders & Dempsey, L.L.P., resident in Columbus, Ohio, since 1988, and its Managing Partner since 1991.

Nationwide Financial Services, Inc. and Cincinnati Bell Inc.

Continuing Class I Directors With Terms Expiring at the 2009 Annual Meeting:

John F. Bard

Age: Director Since: Committees: Principal Occupation: Other Directorships:

65

1999

Audit Committee and Corporate Governance Committee

Senior Vice President from 1991 until 1999 and Executive Vice President from 1999 until 2000, when he retired from the Company.

Weight Watchers International, Inc. and Sun-Times Media Group, Inc.

Howard B. Bernick

Age: Director Since: Committees: Principal Occupation:

54

2001

Audit Committee and Compensation Committee

President of Bernick Holdings, Inc., since November 2006. President and Chief Executive Officer from 1994 to 2006, and a member of the Board of Directors from 1986 to 2006, of Alberto-Culver Company, a global manufacturer, marketer and distributor of beauty and hair care products.

Melinda R. Rich

Age: Director Since: Committees: Principal Occupation: Other Directorships:

49

1999

Chairman of the Corporate Governance Committee

President of Rich Entertainment Group since 1994. Vice Chairman since 2006, and a Director and Managing Shareholder since 1998, of Rich Products Corporation, Buffalo, New York, a multinational, privately-held, family-owned manufacturer and distributor of food products.

M&T Bank Corporation, Buffalo, New York

Continuing Class III Directors With Terms Expiring at the 2008 Annual Meeting:

John Rau

Age: Director Since: Committees: Principal Occupation: Other Directorships:

58

2005

Compensation Committee and Corporate Governance Committee

President and Chief Executive Officer since 2002, and Director since 2003, of Miami Corporation, a private holding company founded in 1917. Formerly, Mr. Rau was President and Chief Executive Officer of Chicago Title Corporation and Chicago Title and Trust Company from 1997-2000 and Dean, The School of Business, Indiana University from 1993-1996.

Nicor Inc. and First Industrial Realty Trust, Inc.

Richard K. Smucker

Age: Director Since: Committees: Principal Occupation: Other Directorships:

58

1988

Chairman of the Audit Committee

Co-Chief Executive Officer since 2001, President since 1987, a Director since 1975, and Chief Financial Officer from 2003 through 2004, of The J.M. Smucker Company, a manufacturer of food spreads, juices and beverages, shortening and oils, and other food-related products.

The J.M. Smucker Company and The Sherwin-Williams Company

William Wrigley, Jr.

Age: Director Since: Committees: Principal Occupation:

43

1988

None

Executive Chairman of the Company since 2006, Chairman of the Board since 2004, President and Chief Executive Officer of the Company from 1999 to 2006, Vice President of the Company from 1991 to 1999 and Assistant to the President from 1985 to 1992.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Company has adopted corporate governance guidelines titled “Principles of Corporate Governance” which are available at www.wrigley.com by first clicking “INVESTORS” and then “Corporate Governance”. The Principles of Corporate Governance is also available in print to any stockholder who requests it. These principles were adopted by the Board to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management and to help ensure that the interests of the Board and management align with the interests of the stockholders.

On an annual basis, each Director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the Director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Pursuant to the “Principles of Corporate Governance”, the Board is charged with resolving any conflict of interest involving the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the Vice President – Finance, the Controller, the Treasurer, the General Counsel or any executive vice president or senior vice president. The Executive Chairman and Chief Executive Officer are charged with resolving any conflict of interest involving any other elected officer of the Company.

Director Independence

In accordance with New York Stock Exchange rules, the Board affirmatively determines the independence of each Director and nominee for election as a Director in accordance with guidelines it has adopted, which include all elements of independence set forth in the New York Stock Exchange listing standards. The Company’s Director Independence Standards are attached to this proxy statement as Appendix A and are also appended to the Company’s “Principles of Corporate Governance” available at the website noted above.

Based on these standards, at its meeting held on February 6, 2007, the Board determined that each of the following non-employee Directors is independent and has no relationship with the Company, except as a Director and stockholder of the Company:

(1) John F. Bard	(5) Melinda R. Rich
(2) Howard B. Bernick	(6) Steven B. Sample
(3) Thomas A. Knowlton	(7) Alex Shumate
(4) John Rau	(8) Richard K. Smucker

In addition, based on such standards, the Board affirmatively determined that: (a) William Wrigley, Jr. is not independent because he is the Executive Chairman of the Company and holds more than 5% of the outstanding shares of the Class B Common Stock of the Company; and (b) William D. Perez is not independent because he is the President and Chief Executive Officer of the Company.

Nominations for Directors

Identifying Candidates

The Corporate Governance Committee is responsible for screening potential Director candidates and recommending qualified candidates to the Board for nomination. The Committee considers recommendations of potential candidates from current Directors, management and stockholders. Stockholders’ nominations for Directors must be made in writing and include the nominee’s written consent to the nomination and sufficient background information on the candidate to enable the Committee to assess his or her qualifications. Nominations must be addressed to the Chairman of the Corporate Governance Committee in care of the Secretary of the

Company at the Company’s headquarters address listed below, and must be received no later than October 16, 2007, in order to be considered for the next annual election of Directors.

Chairman of the Corporate Governance Committee

Wm. Wrigley Jr. Company

c/o Secretary

The Wrigley Building

410 North Michigan Avenue

Chicago, Illinois 60611

Qualifications

The Corporate Governance Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential Director candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership.

The Board has developed a group of criteria which are designed to describe what qualities and characteristics are desired for the Board as a whole. The full Board conducts an annual self-evaluation of its membership with respect to the criteria. The purpose of this evaluation is to help ensure the Board remains comprised of members fulfilling the desired complement of talents and expertise for the Board as a whole. No single Director is expected to have each criterion. The Board applies these same criteria in evaluating candidates nominated by stockholders as well as in evaluating those recommended by other sources.

The criteria are reviewed annually by the Corporate Governance Committee and the Board to ensure they remain pertinent and robust. In general, they require that each Director:

•	have the highest personal and professional ethics, integrity and values;

•	consistently exercise sound and objective business judgment; and

•	have a comfort with diversity in its broadest sense.

In addition, it is anticipated that the Board as a whole will have individuals with:

•	significant appropriate senior management and leadership experience;

•	a comfort with technology;

•	a long-term and strategic perspective; and

•	the ability to advance constructive debate and a global perspective.

Further, it is important for the Board as a whole to operate in an atmosphere where the chemistry between and among the members is a key element.

A complete statement of the criteria is annexed to the Company’s Principles of Corporate Governance available at the website noted on page 8.

Candidate Selection Process

Upon receipt of a stockholder-proposed Director candidate, the Secretary assesses the Board’s needs, primarily whether or not there is a current or pending vacancy or a possible need to be filled by adding or replacing a Director. The Corporate Secretary then develops a Director profile by comparing the current list of criteria with the desired state and with the candidate’s qualifications. The profile and the candidate’s submitted information are provided to the Chairman of the Corporate Governance Committee and the Chairman of the Board for discussion. Following this discussion, the profile and the candidate’s materials are forwarded to all Committee members and consideration of the candidate is added as an agenda item for the next Corporate Governance Committee meeting.

Similarly, if at any time the Corporate Governance Committee or the Board determines there may be a need to add or replace a Director, the Corporate Secretary, the Corporate Governance Committee Chairman and the Chairman of the Board develop a Director profile by comparing the current list of criteria with the desired state. If no candidates are apparent from any source, the Corporate Governance Committee will determine the appropriate method to conduct a search.

Regardless of how a candidate is brought to the Corporate Governance Committee’s attention, qualified candidates are asked to conduct one or more personal interviews with appropriate members of the Board. Chosen candidates are extended invitations to join the Board. If a candidate accepts, he or she is formally nominated.

Communications with the Board

Stockholders and other interested parties may communicate with one or more members of the Board or the non-management directors as a group in writing by regular mail or via e-mail. The following address may be used by those who wish to send such communications by regular mail:

[Board of Directors] or [Name of Individual Director(s)]

Wm. Wrigley Jr. Company

c/o Secretary

The Wrigley Building

410 North Michigan Avenue

Chicago, IL 60611

Stockholders who wish to send such communications via e-mail can do so at www.compliance-helpline.com. By entering the username WWJC and the password DIRECTORS (both are case sensitive), you are connected to a Company-branded home page. You may then leave a written message to any one or a combination of Directors. You will also be given the option of entering information on how you can receive a return message.

The Board has instructed the Secretary to review all communications so received (via regular mail or e-mail), and to exercise his discretion not to forward to the Board correspondence that is inappropriate such as business solicitations, frivolous communications and advertising, routine business matters (i.e. business inquiries, complaints, or suggestions) and personal grievances. However, any Director may at any time request the Secretary to forward any and all communications received by the Secretary but not forwarded to the Directors.

Code of Ethics

The Company’s Code of Business Conduct, which is the Company’s code of ethics applicable to all Directors, managers and employees worldwide, embodies the Company’s global principles and practices relating to the ethical conduct of the Company’s business and its long-standing commitment to honesty, fair dealing and full compliance with all laws affecting the Company’s business. The Code of Business Conduct is available at www.wrigley.com by first clicking on “INVESTORS” and then “Corporate Governance”. The Code of Business Conduct is also available in print to any stockholder who requests it.

The Board has established a means for employees, customers, suppliers, stockholders and other interested parties to submit confidential and anonymous reports of suspected or actual violations of the Company’s Code of Business Conduct relating, among other things, to:

•	accounting practices, internal accounting controls, or auditing matters and procedures;

•	theft or fraud of any amount;

•	insider trading;

•	performance and execution of contracts;

•	conflicts of interest;

•	violations of securities and antitrust laws; and

•	violations of the Foreign Corrupt Practices Act.

Any employee, stockholder or other interested party can call the following toll-free number to submit a report. This number is operational 24 hours a day, seven days a week:

1-800-210-1458

MEETINGS AND COMMITTEES OF THE BOARD

The Board

Each Director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and stockholders’ meetings. The Board met nine times during 2006, of which five were regularly scheduled meetings and four were unscheduled meetings. All Directors attended at least 75% of the meetings of the Board and of the Committees on which they served during the fiscal year ended December 31, 2006. All of the Directors attended the 2006 Annual Meeting of Stockholders on April 4, 2006.

Committees of the Board

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee, the Compensation Committee and the Corporate Governance Committee. In accordance with New York Stock Exchange listing standards, all the committees are comprised solely of non-employee, independent Directors. Charters for each committee are available on the Company’s website at www.wrigley.com by first clicking on “INVESTORS” and then “Corporate Governance”. The charter of each committee is also available in print to any stockholder who requests it. The table below shows current membership for each of the standing Board committees.

Audit Committee	Corporate Governance Committee	Compensation Committee
John F. Bard Howard B. Bernick Alex Shumate Richard K. Smucker*	John Bard John Rau Melinda R. Rich* Steven B. Sample Alex Shumate	Howard B. Bernick Thomas A. Knowlton* John Rau Steven B. Sample
* Committee Chairman

In addition to the three standing committees mentioned above, the Board convened special committees to consider various other matters including extending the life of the Company’s dual-class capital structure in connection with the 2006 Annual Meeting of Stockholders and the hiring of Mr. Perez as the Company’s President and Chief Executive Officer. These special committees met a total of five times during fiscal 2006.

Audit Committee

The Audit Committee has four members and met six times in 2006. The Audit Committee is comprised solely of non-employee Directors, all of whom the Board has determined are independent pursuant to the New York Stock Exchange rules. The Board has determined that all the members of the Audit Committee are financially literate pursuant to the New York Stock Exchange rules. The Board also has determined that Mr. Smucker, Chairman of the Audit Committee, is an Audit Committee Financial Expert within the meaning stipulated by the Securities and Exchange Commission. The Board has adopted a charter for the Audit Committee which is attached to this Proxy Statement as Appendix B and is available on the Company’s website at www.wrigley.com by first clicking on “INVESTORS” and then “Corporate Governance”. The charter is also available in print to any stockholder who requests it.

The Audit Committee’s responsibilities, discussed in detail in the charter include, among other duties, the responsibility to:

•	establish policies and procedures for, review and approve the appointment, compensation and termination of, the independent registered public accounting firm;

•	review with the independent registered public accounting firm and financial management of the Company and approve the scope of the audit;

•	pre-approve all audit and permissible non-audit fees;

•

hold meetings periodically with the independent registered public accounting firm and internal auditors, the Board and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment and compliance with Company policies;

•	review consolidated financial statements and disclosures;

•	review with management and the registered independent public accounting firm and approve disclosure controls and procedures and accounting principles and practices; and

•	perform other functions or duties deemed appropriate by the Board.

Corporate Governance Committee

The Corporate Governance Committee has five members and met six times in fiscal 2006. The Committee is comprised solely of non-employee Directors, all of whom the Board has determined are independent pursuant to the New York Stock Exchange rules. The Board has adopted a charter for the Corporate Governance Committee, which is available on the Company’s website at www.wrigley.com by first clicking on “INVESTORS” and then “Corporate Governance”. The charter is also available in print to any stockholder who requests it.

The Corporate Governance Committee’s responsibilities, discussed in detail in the charter include, among other duties, the responsibility to:

•	develop qualifications/criteria for selecting and evaluating Director nominees and evaluating current Directors;

•	consider and propose Director nominees for election at the Annual Meeting of Stockholders;

•	select candidates to fill Board vacancies as they may occur;

•	make recommendations to the Board regarding Board committee memberships;

•	monitor developments in corporate governance principles and standards, assess the adequacy of the Company’s governance system and develop the Company’s corporate governance guidelines and procedures;

•	facilitate an annual assessment of the performance of the Board and each of its standing Committees;

•	consider the independence of each Director and nominee for Director; and

•	perform other functions or duties deemed appropriate by the Board.

Compensation Committee

The Compensation Committee has four members and met seven times in fiscal 2006. The Compensation Committee is comprised solely of non-employee Directors, all of whom the Board has determined are independent pursuant to the New York Stock Exchange rules. The Board has adopted a charter for the Compensation Committee, which is available on the Company’s website at www.wrigley.com by first clicking on “INVESTORS” and then “Corporate Governance.” The charter is also available in print to any stockholder who requests it.

The Compensation Committee’s responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to:

•

establish the base salary, incentive compensation and any other compensation for the Company’s Executive Chairman and Chief Executive Officer and review and approve the Chief Executive Officer’s recommendations for the compensation of certain executive officers reporting to him;

•	monitor the Company’s management incentive and stock based compensation plans, retirement and welfare plans and discharge the duties imposed on the Committee by the terms of those plans; and

•	perform other functions or duties deemed appropriate by the Board.

Compensation decisions for the eight members of the Executive Leadership Team (the “ELT”), which includes the Executive Chairman, the Chief Executive Officer and other executive officers of the Company, and the Company’s Directors are made by the Compensation Committee. Decisions regarding non-equity compensation of the other executive officers are made by the Company’s Executive Chairman and the Company’s Chief Executive Officer. The Committee has engaged Hewitt Associates, an outside global human resources consulting firm, to conduct an annual review of its total compensation program for executive officers.

The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of the Company’s Secretary and the head of the Company’s Global Rewards department. Compensation Committee meetings are regularly attended by the Executive Chairman and Chairman of the Board, the Chief Executive Officer and the Chief Administrative Officer. At each meeting, the Compensation Committee meets in executive session. The Compensation Committee’s Chairman reports the committee’s recommendations on executive compensation to the Board. Independent advisors and the Company’s People, Learning & Development department (human resources department) support the Compensation Committee in its duties and, along with the Executive Chairman and Chief Executive Officer, may be delegated authority to fulfill certain administrative duties regarding the compensation programs. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid to outside consultants by the Company to ensure that the consultant maintains its objectivity and independence when rendering advice to the committee.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised entirely of independent directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation Committee (for purposes of this analysis, the “Committee”) of the Board has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Committee ensures that the total compensation paid to the ELT is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to members of the ELT, including the actively-employed named executive officers, are similar to those provided to other executive officers.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2006, as well as the other individuals included in the Summary Compensation Table on page 24, are referred to as the “named executive officers”.

Compensation Philosophy and Objectives

The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value. The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

The Committee makes all compensation decisions for the ELT (which includes the actively-employed named executive officers) and approves recommendations regarding equity awards to all elected officers of the Company. Decisions regarding the non-equity compensation of other executive officers are made by the Executive Chairman and the Chief Executive Officer.

The Executive Chairman, the Chief Executive Officer and the Chief Administrative Officer annually review the performance of each member of the ELT (other than the Chief Executive Officer and the Executive Chairman whose performance is reviewed by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

Setting Executive Compensation

Based on the foregoing objectives, the Committee has structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. In furtherance of this, the Committee has engaged Hewitt Associates, an outside global human resources consulting firm, to conduct an annual review of its total compensation program for the Executive Chairman and the Chief Executive Officer as well as for other key executives. Hewitt Associates provides the Committee with relevant market data and alternatives to consider when making compensation decisions for the Executive Chairman and the Chief Executive Officer and on the recommendations being made by the Company’s management for executives other than the Executive Chairman and the Chief Executive Officer.

In making compensation decisions, the Committee compares each element of total compensation against a peer group of publicly-traded and privately-held food and consumer products companies (collectively, the “Compensation Peer Group”). The Compensation Peer Group, which is periodically reviewed and updated by the Committee, consists of companies against which the Committee believes Wrigley competes for talent and for stockholder investment. The companies comprising the Compensation Peer Group are:

• Alberto-Culver USA, Inc.,	• Dial Corporation,	• Molson Coors Brewing Company,
• Bausch & Lomb Incorporated,	• Dole Food Company, Inc.,	• Newell Rubbermaid Inc.,
• Campbell Soup Company,	• Fortune Brands, Inc.,	• Mars Incorporated,
• Church & Dwight Company, Inc.,	• General Mills, Inc.,	• Revlon Inc.,
• The Clorox Company,	• Hallmark Cards, Inc.,	• Sara Lee Corporation,
• The Coca Cola Company,	• H.J. Heinz Company,	• S.C. Johnson & Son, Inc.,
• Colgate Palmolive Company,	• Kellogg Company,	• Tupperware Corporation,
• Del Monte Foods Company, Inc.,	• Hershey Foods Corporation,	• Unilever U.S., Inc., and
	• Kimberly-Clark Corporation,	• UST Inc.

For comparison purposes, Wrigley’s annual revenues are slightly below the median revenues of the Compensation Peer Group. Because of the large variance in size among the companies comprising the Compensation Peer Group, regression analysis is used to adjust the compensation data for differences in company revenues. This adjusted value is used as the basis of comparison of compensation between Wrigley and the companies in the Compensation Peer Group.

The Company competes with many larger companies for top executive-level talent. As such, the Committee generally sets compensation for ELT members at the 75th percentile of compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group. Variations to this objective may occur as dictated by the experience level of the individual and market factors. These objectives recognize the Committee’s expectation that, over the long term, Wrigley will continue to generate stockholder returns in excess of the average of its peer group.

A significant percentage of total compensation is allocated to incentives as a result of the philosophy mentioned above. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Committee reviews information provided by Hewitt Associates to determine the appropriate level and mix of incentive compensation. Income from such incentive compensation is realized as a result of the performance of the Company or the individual, depending on the type of award, compared to established goals. Historically, and in fiscal 2006, the Committee granted a majority of total compensation to Wrigley executive officers in the form of non-cash incentive compensation.

2006 Executive Compensation Components

For the fiscal year ended December 31, 2006, the principal components of compensation for named executive officers were:

•	base salary;

•	performance-based incentive compensation;

•	long-term equity incentive compensation;

•	retirement and other benefits; and

•	perquisites and other personal benefits.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using market data. Base salary ranges are designed so that salary opportunities for a given position will be between 80% and 125% of the midpoint of the base salary established for each range.

During its review of base salaries for executives, the Committee primarily considers:

•	market data provided by our outside consultants;

•	internal review of the executive’s compensation, both individually and relative to other officers; and

•	individual performance of the executive.

Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries of members of the ELT are based on the Committee’s assessment of the individual’s performance.

Performance-Based Incentive Compensation

The 2007 Management Incentive Plan (the “2007 MIP”) was approved by the Company’s stockholders at the 2006 Annual Meeting of Stockholders and is the successor plan to the 1997 Management Incentive Plan (the “1997 MIP”), which expired on December 31, 2006. The management incentive plans give the Committee the latitude to design cash and stock-based incentive compensation programs to promote high performance and achievement of corporate goals by Directors and key employees, encourage the growth of stockholder value and allow key employees to participate in the long-term growth and profitability of the Company. The 1997 MIP will continue to govern all awards granted for performance through December 31, 2006, even if not paid until 2007 or thereafter. Worldwide, the Company currently has approximately 760 key employees (including the named executive officers) and non-employee directors who are eligible to receive awards under one or more of the programs.

For stock-based programs under the 2007 MIP, the Committee may grant participants shares of the Company’s Common Stock, restricted stock, share units, stock options, stock appreciation rights, performance units and/or performance bonuses. In granting these awards, the Committee may establish any conditions or restrictions it deems appropriate. In addition, pursuant to the Restricted Stock Program, the Chief Executive Officer has discretionary authority to grant restricted shares or share units to certain high-performing executives. Awards of restricted stock or units vest between two and five years after the date of the grant. Awards of restricted stock or units to insiders subject to Section 16(b) of the Securities Act of 1933 require the approval of the Committee. Currently, no named executive officer owns any shares or units of restricted stock granted under the Restricted Stock Program.

All awards of shares of the Company’s stock options under the aforementioned programs are made at or above the market price at the time of the award. Annual awards of stock options to executives are made at the Committee’s regularly scheduled meeting in May while annual awards of stock pursuant to the Long-Term Stock Grant Program and the Stock Award Program are made at the Committee’s regularly scheduled meeting in February. Newly hired or promoted executives, other than executive officers, receive their award of stock options on the first business day of the month following their hire or promotion. Grants of stock options to newly hired executive officers who are eligible to receive them are made at the next regularly scheduled Committee meeting following their hire date.

Ownership Guidelines

To directly align the interests of executive officers with the interests of the stockholders, the Committee requires that each named executive officer maintain a minimum ownership interest in the Company. The amount required to be retained varies depending upon the executive’s position. The Executive Chairman and the Chief Executive Officer are each required to own and retain a minimum number of shares or share units totaling in value five times his base salary while all other actively employed named executive officers are required to own and retain a minimum number of shares or share units totaling in value no less than three times his base salary. If these minimum ownership guidelines are not acquired and maintained within five years, the named executive officer will be precluded from subsequent sales and transfers of shares and options awarded to the executive pursuant to the Long Term Stock Grant Program and the Stock Option Program.

Executive Incentive Compensation Program

The Executive Incentive Compensation Program (the “EICP”) is an annual cash incentive program under the management incentive plans. The EICP provides guidelines for the calculation of annual non-equity incentive based compensation, subject to Committee oversight and modification. At its October meeting each year, the Committee considers whether an EICP should be established for the succeeding year and, if so, approves the group of employees eligible to participate in the EICP for that year. The EICP includes various incentive levels based on the participant’s accountability and impact on Company operations, with target award opportunities that are established as a percentage of base salary. These targets range from 60% of base salary to 110% of base salary for the Company’s named executive officers.

For fiscal 2006, 75% of a named executive officer’s EICP award was based upon achievement of corporate financial objectives relating to earnings per share, unit volume and a combined measure of return on invested capital and sales growth, with each component accounting for 50%, 25% and 25%, respectively, of the total corporate financial objective portion of the EICP award. The remaining 25% of an executive’s EICP award was based upon individual performance as measured by the Company’s Leadership Behavior Assessment. The Leadership Behavior Assessment reviews how well the individual has displayed the Company’s four “High Performance Principals” which are:

•	a sense of urgency;

•	measured risk taking;

•	effective communication; and

•	a spirit of innovation.

In February of each year, the Committee sets minimum, target and maximum levels for each component of the corporate financial objective portion of the EICP. Payment of awards under the EICP are based upon the achievement of such objectives for the current year. Named executive officers participating in the EICP receive:

•	no payment for the corporate financial objective portion of the EICP award unless the Company achieves the minimum performance level (as computed for the total corporate financial objective portion);

•

a payment of at least 50% but less than 100% of the target award opportunity for the corporate financial objective portion of the EICP award if the Company achieves or exceeds the minimum performance level but does not achieve the target performance level;

•	a payment of at least 100% but less than 200% of the target award opportunity for the corporate financial objective portion of the EICP award if the Company achieves or exceeds the target performance level but does not attain the maximum performance level; and

•	a payment of 200% of the target award opportunity for the corporate financial objective portion of the EICP award if the Company achieves or exceeds the maximum performance level.

Upon completion of the fiscal year, the Committee assesses the performance of the Company for each corporate financial objective of the EICP comparing the actual fiscal year results to the pre-determined minimum, target and maximum levels for each objective and an overall percentage amount for the corporate financial objectives is calculated.

Generally, the Committee sets the target level for earnings per share at or slightly below the Company’s long-term earnings objective of between 9% and 11% as the Committee believes the long-term objective reflects strong performance. Minimum and maximum earnings per share objectives are set somewhat below or above the target level – generally three to five percentage points – as applicable. In making the annual determination of the minimum, target and maximum levels, the Committee may consider the specific circumstances facing the Company during the coming year. Volume, sales and return on invested capital targets are set in alignment with the Company’s strategic plan and expectations regarding earnings per share and Company performance.

Over the past five years, the Company has achieved performance in excess of the target level five times but has not achieved the maximum performance level. The payout percentage over the past five years has been between approximately 120% and 150% of the participant’s target award opportunity with an average payout percentage over the past five years of X% of the target award opportunity. Generally, the Committee sets the minimum, target and maximum levels such that the relative difficulty of achieving the target level is consistent from year to year.

Each of the named executive officers for the fiscal year ended December 31, 2005, received the following payments in February 2006 under the EICP for fiscal 2005 performance.

Name	2005 EICP Bonus Award
William Wrigley, Jr.	$2,239,720
Ronald V. Waters, III	$ 921,575
Peter R. Hempstead	$ 625,059
Dushan Petrovich	$ 504,612
Darrell Splithoff	$ 379,421

Awards made to named executive officers under the EICP on February 5, 2007 for performance in 2006 are reflected in column (g) of the Summary Compensation Table on page 24.

Long-Term Incentive Compensation

Long-Term Stock Grant Program

The Long-Term Stock Grant Program encourages participants to focus on long-term Company performance and provides an opportunity for executive officers and certain designated key employees to increase their stake in the Company through grants of the Company’s Common Stock based on a five-year performance cycle. When allocating long-term incentives, the Committee currently targets 70% of the total value to be comprised of stock options with the remaining 30% in the form of long-term stock grants. By using a mix of stock options and long-term stock grants, the Company is able to compensate executives for sustained increases in the Company’s stock performance, though the stock option program, as well as long-term growth in excess of its peer group for the relevant cycle, through the Long-Term Stock Grant Program. Both programs, however, deliver value only when the value of the Company’s stock increases.

The Long-Term Stock Grant Program was redesigned beginning with the 2005-2009 performance cycle to focus more closely on the Company’s performance relative to the performance of the Compensation Peer Group companies which are publicly-traded on a U.S. stock exchange and to better correlate the program with actual stockholder value created during each performance cycle. For awards prior to the 2005-2009 cycle:

•

performance is measured by the ratio of the Company’s total stockholder return to the total stockholder return for the S&P 500 Packaged Food and Meats Group Index for the applicable five-year performance period;

•	actual awards, if earned, range from 50% to 150% of target, depending on Company performance; and

•	awards are earned at the target level if the Company’s total stockholder return equals the S&P 500 Packaged Food and Meats Group Index total stockholder return for such period.

Performance for the 2005-2009 grant cycle and subsequent cycles, is measured against the performance of the Compensation Peer Group companies that are publicly-traded on a U.S. stock exchange as opposed to the S&P 500 Packaged Food and Meats Group Index, with actual awards ranging from between 25% and 200% of the target number of shares allocated to each individual, depending upon Company performance. Under the redesigned system, awards are earned at the target level if the Company’s total stockholder return is at the 60th percentile of the Compensation Peer Group. In addition, annualized total stockholder return must be positive and at least at the 40th percentile of the Compensation Peer Group to generate a threshold payout of 25% of the target number of shares allocated to each individual. If the annualized total stockholder return is below the 40th percentile of the Compensation Peer Group or is negative, regardless of the percentile rank, then no participant will receive an award under the Long-Term Stock Grant Program for that period.

Payouts under the Long-Term Stock Grant and Stock Award Programs are determined for the most recently completed year at the Committee’s regularly scheduled February meeting and are reflected in the Summary Compensation Table on page 24 and the Grants of Plan Based Awards Table on page 27.

Stock Option Program

The Stock Option Program assists the Company to:

•	enhance the link between the creation of stockholder value and long-term executive incentive compensation;

•	provide an opportunity for increased equity ownership by executives; and

•	maintain competitive levels of total compensation.

Stock option award levels are determined based on market data, vary among participants based on their positions within the Company and are granted at the Committee’s regularly scheduled May meeting. Newly hired or promoted executives, other than executive officers, receive their award of stock options on the first business day of the month following their hire or promotion. Newly hired executive officers who are eligible to receive options are awarded such options at the next regularly scheduled Committee meeting following their hire date.

Options are awarded at the New York Stock Exchange’s closing price of the Company’s Common Stock on the date of the grant. In certain limited circumstances, the Committee may grant options to an executive at an exercise price in excess of the closing price of the Company’s Common Stock on the grant date. The Committee has never granted options with an exercise price that is less than the closing price of the Company’s Common Stock on the grant date, nor has it granted options which are priced on a date other than the grant date. In 2006, upon Mr. Perez’s hire as the Company’s President and Chief Executive Officer, the Committee awarded options to purchase 250,000 shares of the Company’s Common Stock to Mr. Perez with an exercise price in excess of the fair market value on the date of the grant. These premium-priced options were awarded in lieu of participation in certain prior long-term stock grant cycles.

The majority of the options granted by the Committee vest at a rate of 25% per year over the first four years of the ten-year option term. Vesting and exercise rights cease upon termination of employment except in the case of death (subject to a one year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Retirement and Other Benefits

All employees in the United States are eligible to participate in the Retirement Plan, and the Savings Plan. In addition, named executive officers are entitled to participate in the Stock Award Program.

Retirement Plans

Under the Retirement Plan, full or part-time associates working for the Company in the United States or Puerto Rico who have completed five continuous years of employment with the Company, including the named executive officers, earn the right to receive certain benefits upon retirement at the normal retirement age of 65 or upon early retirement on or after age 55. Retirement benefits are calculated as the product of 1.5% times the years of service multiplied by the final average eligible pay for the three highest consecutive years in the last ten years before retirement (“eligible remuneration”), less the product of 1% of the annual primary Social Security benefit multiplied by the years of credited service since January 1, 1976. The formula below provides an illustration as to how the retirement benefits are calculated.

[	1.5%	×	Years of Service	×	Eligible Remuneration	]	–	[	1%	×	Annual Primary SS Benefit	×	Years of Service since 1976	]

If the associate retires between the ages of 55 and 64, the amount of benefits is reduced such that if the associate retires at age 55, he or she will be entitled to 59% of the accrued benefits. Except as noted under the heading “Potential Payments Upon Termination or Change-of-Control” on page 32, it is not possible for a participant’s credited years of service under the Retirement Plan to exceed the participant’s actual years of service with the Company. Of the named executive officers, Mr. Hempstead and Dr. Kumar are eligible for early retirement benefits under the Retirement Plan and Mr. Splithoff was eligible for early retirement at the time of his retirement.

To the extent that an executive officer’s, including any named executive officer’s, annual retirement income benefit under the plan exceeds the limitations imposed by the Internal Revenue Code (including, among others, the limitation on the amount of annual compensation for purposes of calculating eligible remuneration for a participant under a qualified retirement plan ($220,000 in 2006)), such excess benefits may be paid from the Company’s nonqualified, unfunded, noncontributory Supplemental Retirement Plan. Benefits are not earned under the Supplemental Retirement Plan until the individual reaches age 55 and has five years of service with the Company. The formula used to calculate the benefit payable pursuant to the Supplemental Retirement Plan is the same as that which is used under the Retirement Plan described above.

Savings Plan

The Savings Plan is a tax-qualified retirement savings plan pursuant to which all U.S. based associates, including the named executive officers, are able to contribute the lesser of up to 25% of their annual salary or the limit prescribed by the Internal Revenue Service to the Savings Plan on a before-tax basis. The Company will match 100% of the first 3% of pay that is contributed to the Savings Plan and 60% of the next 3% of pay contributed. All contributions to the Savings Plan as well as any matching contributions are fully-vested upon contribution.

In addition to the Savings Plan, named executive officers and certain other eligible executives can participate in the Savings Restoration Plan, which is a nonqualified retirement savings plan. Pursuant to the Savings Restoration Plan, a participant can contribute between 1% and 25% of his or her base salary to the Savings Restoration Plan on a before-tax basis. Any amounts in excess of the maximum annual before-tax contribution for qualified retirement plans allowed by the Internal Revenue Service will be deposited in the Savings Restoration Plan. As with the Savings Plan, the Company will match 100% of the first 3% of pay that is contributed to the Savings Restoration Plan and 60% of the next 3% of pay contributed.

Stock Award Program

The Company provides stock awards to select EICP participants under the management incentive plan, including the named executive officers, whose annual non-equity incentive compensation represents a significant portion of their total annual compensation. The transferability of stock awards is restricted until the executive’s retirement or the termination of the executive’s employment with the Company as they are intended to supplement benefits received under the Company’s Retirement Plan and Supplemental Retirement Plan (which cover only base salary) to provide a competitive level of retirement benefits based on an executive’s total cash compensation. Under the Stock Award Program, participants may be awarded a number of shares of the Company’s Common Stock comparable in value to the present value of 1.5% of the participant’s average EICP award received in the prior three years multiplied by such participant’s years of service, and reduced by the present value of prior awards under this program, as shown in the following formula.

Stock Award	=	[	1.5%	×	Average EICP awarded to the participant in prior 3 years	×	Years of service	]	–	Present value prior Stock Awards

Participants who receive shares under the Stock Award Program may elect to receive or reinvest dividends paid on the shares awarded, with the shares being retained in the Company’s custody and subject to restrictions on sale or transfer until after termination of employment. Alternatively, participants may elect to defer all or any portion of this benefit in the form of share units with restricted transferability.

Executive Compensation Deferral Program

The named executive officers, in addition to certain other U.S.-based eligible executives, are entitled to participate in the Executive Compensation Deferral Program. Pursuant to the Executive Compensation Deferral Program, eligible employees can defer up to 100% of earnings from EICP awards, the Long-Term Stock Grant Program and the Stock Award Program and may defer up to 25% of salary (including amounts deferred pursuant to the Savings Plan) in excess of the limits prescribed by the Internal Revenue Service, in the Savings Restoration Plan. The Executive Compensation Deferral Program is discussed in further detail under the heading “Nonqualified Deferred Compensation” on page 31.

Perquisites and Other Personal Benefits

The Company provides named executive officers with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

The named executive officers are provided use of company automobiles, financial planning assistance, participation in the plans and programs described above and the use of administrative assistant services for personal matters. In addition, the Executive Chairman of the Company, for security purposes, is required to use corporate aircraft for all personal and business-related air travel and is provided with security and driver services by the Company. Upon relocation, key executive officers may receive, at the discretion of the Benefits Committee, which is a committee comprised of senior-level employees of the Company, a $75,000 relocation allowance which is paid in five equal annual installments.

Each named executive officer and certain other members of senior management designated by the Benefits Committee are entitled to receive a cash payment upon such executive’s death through the Senior Executive Death Benefit Program. In the event of the executive’s death after the executive’s retirement, his or her designated beneficiaries would be entitled to receive a net benefit of $150,000 after taking into account federal and state taxes payable by the beneficiary. In the event of the executive’s death prior to actual retirement at age 65, the executive’s designated beneficiaries would be entitled to receive $10,000 per year which is paid in monthly installments from the date of the executive’s death through the month in which such executive would have attained age 80. If the executive’s employment with the Company continues after age 65, upon the executive’s death, the executive’s designated beneficiaries would be entitled to receive the $10,000 per year salary continuation for the greater of fifteen years or until the executive would have attained age 80. The executive forfeits all benefits under the Senior Executive Death Benefit Program if he or she voluntarily terminates his or her employment with the Company prior to retirement at age 65 or if the executive’s employment with the Company is terminated by the Company for cause. However, benefits under the program may be paid to an eligible executive whose employment is terminated as a result of a disability or for any other reason, other than termination for cause, prior to such executive attaining age 65.

Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 31, 2006, are included in column (i) of the “Summary Compensation Table on page 24.

The Company has entered into Change of Control Severance Agreements with certain key employees, including the named executive officers. The Change of Control Severance Agreements are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading “Payments Made Upon a Change of Control” on page 32.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid under the management incentive plans are generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers. In this regard, for fiscal 2006, the amount of base salary in excess of $1,000,000 for any named executive officer was not deductible for federal income tax purposes.

Nonqualified Deferred Compensation

On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. While the final regulations have not become effective yet, the Company believes it is operating in good faith compliance with the statutory provisions which were effective January 1, 2005. A more detailed discussion of the Company’s nonqualified deferred compensation arrangements is provided on page 31 under the heading “Nonqualified Deferred Compensation”.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for stock-based payments including its Stock Option Program, Long-Term Stock Grant Program, Restricted Stock Program and Stock Award Program in accordance with the requirements of FASB Statement 123(R).

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Thomas A. Knowlton, Chairman

Howard B. Bernick

John Rau

Steven B. Sample

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006. The Company has not entered into any employment agreements with any of the named executive officers. When setting total compensation for each of the named executive officers, the Committee reviews tally sheets which show the executive’s current compensation, including equity and non-equity based compensation.

The named executive officers were not entitled to receive payments which would be characterized as “Bonus” payments for the fiscal year ended December 31, 2006. Amounts listed under column (g), “Non-Equity Incentive Plan Compensation”, were determined by the Committee at its February 5, 2007, meeting and, to the extent not deferred by the executive, were paid out shortly thereafter.

Based on the fair value of equity awards granted to named executive officers in 2006 and the base salary of the named executive officers, “Salary” accounted for approximately [    ]% of the total compensation of the named executive officers while incentive compensation accounted for approximately [    ]% of the total compensation of the named executive officers. Because the table below reflects less than the full fiscal year salary for individuals who were not employed by the Company for the full fiscal year and because the value of certain equity awards included below is based on the FAS 123(R) value rather than the fair value, these percentage may not be able to be derived using the amounts reflected in the table below.

Mr. Waters and Mr. Splithoff retired in 2006 and the amounts listed below in column (i) include amounts paid pursuant to severance arrangements between the Company and each of Messrs. Waters and Splithoff.

(a)	(b)	(c)	(d)	(e)		(f)	(g)		(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)		Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)(6)	Total ($)
William Wrigley, Jr.	2006	$1,412,500	$0	$	X	$2,535,608	$	X	$167,154	$801,994	$	X
Executive Chairman & Chairman of the Board		(7)								(8)

William D. Perez	2006	$288,256	$0	$	X	$158,855	$	X	$27,692	$33,750	$	X
President & Chief Executive Officer (9)								(10)		(11)

Reuben Gamoran	2006	$386,667	$0	$	X	$276,963	$	X	$75,096	$36,452	$	X
Senior Vice President & Chief Financial Officer								(12)		(13)

Peter R. Hempstead	2006	$610,833	$0	$	X	$1,075,412	$	X	$78,233	$61,887	$	X
Senior Vice President, Worldwide Strategy & New Business										(14)

Dushan Petrovich	2006	$537,500	$0	$	X	$642,645	$	X	$242,302	$48,711	$	X
Senior Vice President and Chief Administrative Officer										(15)

Surinder Kumar	2006	$416,667	$0	$	X	$768,869	$	X	$86,829	$109,378	$	X
Senior Vice President & Chief Innovation Officer										(16)

Ronald V. Waters, III	2006	$337,645	$0	$	X	$813,057		$0	$110,952	$2,219,140	$	X
Chief Operating Officer (17)										(18)

Darrell Splithoff	2006	$229,859	$0	$	X	$781,088		$0	$57,948	$808,190	$	X
Senior Vice President, Worldwide Supply Chain (19)										(20)

(1)

The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of awards pursuant to the Long-Term Stock Grant Program and the Stock Award Program and thus may include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in footnote [    ] to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on [                    ], 2007.

(2)

The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of awards pursuant to the Stock Option Program and thus include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of this amount are included in footnote [    ] to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on [                    ], 2007.

(3)	The amounts in column (g) reflect the cash awards to the named individuals under the EICP, which is discussed in further detail on page 17 under the heading “Executive Incentive Compensation Program”.

(4)

The amounts in column (h) reflect the actuarial increase in the present value of the named executive officer’s benefits under all pension plans established by the Company determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements and includes amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested.

(5)	The amount shown in column (i) reflects for each named executive officer:

•

matching contributions allocated by the Company to each of the named executive officers pursuant to the Savings Plan and the Savings Restoration Plan (each of which is more fully described on page 20 under the heading “Retirement and Other Benefits”);

•

the value attributable to life insurance benefits provided pursuant to the Senior Executive Death Benefit Program more fully described on page 21 under the heading “Perquisites and Other Personal Benefits”; and

•	the aggregate incremental cost to the Company attributable to personal use of administrative assistance services provided by the Company to each of the named executive officers, if any.

(6)

The value attributable to personal use of Company-provided automobiles and corporate aircraft (each as calculated in accordance with Internal Revenue Service guidelines) and the cost of financial planning services reimbursed by the Company, are included as compensation on the W-2 of named executive officers who receive such benefits. Each such named executive officer is responsible for paying income tax on such amount.

(7)

Mr. Wrigley, Jr. served as the Company’s President, Chief Executive Officer and Chairman of the Board until October 20, 2006, at which time he became the Executive Chairman and remained the Chairman of the Board. The amount shown in column (c) is the salary paid to Mr. Wrigley, Jr. as President and Chief Executive Officer until such time and salary paid to Mr. Wrigley, Jr. in his capacity as Executive Chairman after such time.

(8)	In addition to the items noted in footnote (5) above, the amount in column (i) reflects:

•	the cost of financial planning services provided to Mr. Wrigley, Jr.;

•	the cost attributable to personal use of Company-provided automobiles and other transportation services provided by the Company to Mr. Wrigley, Jr.;

•	the cost attributable to security and driver services for Mr. Wrigley, Jr.; and

•	$540,210 relating to personal use of the corporate aircraft.

The aggregate incremental cost of Mr. Wrigley, Jr.’s personal use of the corporate aircraft is determined on a per flight basis and includes the cost of actual fuel used, the cost of on-board catering, the hourly cost of aircraft maintenance for the applicable number of flight hours, landing fees, trip related hangar and parking costs, universal weather monitoring costs, if applicable, crew expenses and other variable costs specifically incurred.

(9)	Mr. Perez was elected as the Company’s President and Chief Executive Officer on October 20, 2006.

(10)	Mr. Perez has elected to defer the receipt of the amount reflected in column (g).

(11)	In addition to the items noted in footnote (5) above, the amount shown in column (i) reflects a relocation allowance paid by the Company to Mr. Perez.

(12)	Mr. Gamoran has elected to defer the receipt of the amount reflected in column (g).

(13)	In addition to the items noted in footnote (5) above, the amount shown in column (i) includes the amount received by Mr. Gamoran in lieu of the use of a Company-provided automobile.

(14)

In addition to the items noted in footnote (5) above, the amount shown in column (i) reflects an aggregate incremental cost to the Company attributable to personal use of a Company-provided automobile, the cost of financial planning services incurred by Mr. Hempstead and reimbursed by the Company and the amount of social security taxes paid by the Company on Mr. Hempstead’s accrued benefit under the nonqualified Supplemental Retirement Plan.

(15)	In addition to the items noted in footnote (5) above, the amount shown in column (i) reflects an aggregate cost to the Company attributable to personal use of a Company-provided automobile.

(16)

In addition to the items noted in footnote (5) above, the amount shown in column (i) reflects an aggregate cost to the Company attributable to personal use of a Company-provided automobile, an annual housing allowance of $72,000, the cost of financial planning services incurred by Dr. Kumar and reimbursed by the Company and the amount of social security taxes paid by the Company on Dr. Kumar’s accrued benefit under the nonqualified Supplemental Retirement Plan.

(17)	Mr. Waters retired as of April 11, 2006. If Mr. Waters remained employed by the Company as of December 31, 2006, he would have been considered a named executive officer of the Company.

(18)

In connection with Mr. Waters’ retirement, he: (A) received on November 1, 2006, a lump sum payment of $430,000 representing six months’ salary; (B) is entitled to receive monthly installment payments of approximately $71,665 from November 1, 2006 through July 31, 2007; and (C) is entitled to receive a one-time severance payment of $1,089,333. However, if, as of April 30, 2007, Mr. Waters has obtained a similar position with another employer, Mr. Waters will not receive the monthly installment payments for the period of May 2007 through July 2007 and Mr. Waters’ one-time severance payment will be reduced by $172,023. Pursuant to his severance agreement, Mr. Waters will be entitled to a final stock award on or around February 2007 reflecting service through his severance period in addition to 3,000 shares. Mr. Waters’ Voluntary Separation Agreement was filed as Exhibit 10(u) to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2006. In addition to these items and the items noted in footnote (5) above, the amount in column (i) also includes a cost to the Company attributable to personal use of a Company-provided automobile and the cost of financial planning services incurred by Mr. Waters and reimbursed by the Company.

(19)	Mr. Splithoff retired as of June 30, 2006. If Mr. Splithoff was employed by the Company as of December 31, 2006, he would have been considered a named executive officer of the Company.

(20)

In connection with Mr. Splithoff’s retirement, he: (A) received on January 1, 2007, a lump sump payment of $215,000, representing six-month’s salary; (B) is entitled to receive monthly installment payments of $26,875 from January 1, 2007 through September 1, 2007; and (C) is entitled to receive a one-time severance payment of $357,000. Pursuant to his severance agreement, Mr. Splithoff will be entitled to a final stock award on or around February 2007 reflecting service through his severance period. Mr. Splithoff’s Voluntary Separation Agreement was filed as Exhibit 99.1 to the Current Report on Form 8-K filed on July 18, 2006. In addition to these items and the items noted in footnote (5) above, the amount in column (i) also includes a cost to the Company attributable to personal use of a Company-provided automobile and the amount of social security taxes paid by the Company on Mr. Splithoff’s accrued benefit under the nonqualified Supplemental Retirement Plan.

GRANTS OF PLAN BASED AWARDS

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)

William Wrigley, Jr.	05/18/2006	—	—	—	—	—	—	—	300,000	$46.60	$2,613,000
	02/23/2006	—	—	—	—	—	—	8,135	—	—	$417,944
	02/23/2006	—	—	—	7,813	31,250	62,500	—	—	—	$1,310,088
	N/A	$783,750	$1,567,500	$3,135,000	—	—	—	—	—	—	N/A

William D. Perez	10/20/2006	—	—	—	—	—	—	—	300,000	$46.83	$2,535,000
										(4)
	10/20/2006	—	—	—	—	—	—	—	250,000	$62.28	$832,500
										(5)
	10/20/2006	—	—	—	7,813	31,250	62,500	—	—	—	$1,310,088
	10/20/2006	—	—	—	7,813	31,250	62,500	—	—	—	$1,310,088
	N/A	$803,000	$1,606,000	$3,212,000	—	—	—	—	—	—	N/A

Reuben Gamoran	05/18/2006	—	—	—	—	—	—	—	42,800	$46.60	$372,788
	02/23/2006	—	—	—				1,044	—	—	$53,637
	02/23/2006	—	—	—	1,094	4,375	8,750	—	—	—	$183,412
	N/A	$120,000	$240,000	$480,000	—	—	—	—	—	—	N/A

Peter R. Hempstead	05/18/2006	—	—	—	—	—	—	—	59,300	$46.60	$516,503
	02/23/2006	—	—	—	—	—	—	1,784	—	—	$91,655
	02/23/2006	—	—	—	1,500	6,000	12,000	—	—	—	$251,537
	N/A	$215,250	$430,500	$861,000	—	—	—	—	—	—	N/A

Dushan Petrovich	05/18/006	—	—	—	—	—	—	—	59,300	$46.60	$516,503
	02/23/2006	—	—	—	—	—	—	4,220	—	—	$216,807
	02/23/2006	—	—	—	1,500	6,000	12,000	—	—	—	$251,537
	N/A	$196,000	$392,000	$784,000	—	—	—	—	—	—	N/A

Surinder Kumar	05/18/2006	—	—	—	—	—	—	—	42,800	$46.60	$372,788
	02/23/2006	—	—	—	—	—	—	1,304	—	—	$66,994
	02/23/2006	—	—	—	1,094	4,375	8,750	—	—	—	$183,412
	N/A	$126,000	$252,000	$504,000	—	—	—	—	—	—	N/A

Ronald V. Waters, III	02/23/2006	—	—	—	—	—	—	3,636			$186,803
	02/23/2006	—	—	—	2,719	10,875	21,750		—	—	$455,911
	(6)

Darrell Splithoff	05/18/2006	—	—	—	—	—	—	—	42,800	$46.60	$372,788
	02/23/2006	—	—	—	—	—	—	1,146	—	—	$58,890
	02/23/2006	—	—	—	1,094	4,375	8,750	—	—	—	$183,412
	(6)

(1)

The amounts shown in column (c) reflect the minimum payment level under the Company’s Executive Incentive Compensation Plan which is 50% of the target amount shown in column (d). The amount shown in column (e) is 200% of such target amount. These amounts are based on the individual’s current salary and position.

(2)	The amounts shown in column (f) reflect the Long-Term Stock Grant minimum which is 25% of the target amount shown in column (g). The amount shown in column (h) is 200% of such target amount.

(3)	The amounts shown in column (i) reflect the number of shares of stock granted to each named executive officer pursuant to the Stock Award Program.

(4)

Upon his employment with the Company, Mr. Perez received options to purchase 300,000 shares of the Common Stock of the Company with a grant price equal to $46.83, which was the closing price of the Company’s Common Stock on the New York Stock Exchange on the grant date.

(5)

Upon his employment with the Company, Mr. Perez received premium-priced options to purchase 250,000 shares of the Common Stock of the Company with a grant price of $62.28, which was 133% of the closing price of the Company’s Common Stock on the New York Stock Exchange on the grant date.

(6)

Because the named executive officer is no longer actively employed by the Company, the final amount of such award will be prorated to reflect the amount of time such individual was included on the Company’s payroll.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

William Wrigley, Jr.	—	300,000	—	$46.60	05/18/2016	—	—	128,313	$6,636,348
	54,687	164,063	—	$55.48	05/19/2015	—	—	—	—
	59,375	118,750	—	$49.82	05/25/2014	—	—	—	—
	59,375	59,375	—	$43.73	05/20/2013	—	—	—	—
	35,000	—	—	$45.85	05/21/2012	—	—	—	—
	17,969	—	—	$38.48	05/23/2011	—	—	—	—
	(2)
	20,938	—	—	$29.96	05/23/2010	—	—	—	—
	(2)
	62,813	—	—	$29.96	05/23/2010	—	—	—	—
	(2)
	70,000	—	—	$35.02	05/25/2009	—	—	—	—
	(2)

William D. Perez	—	300,000	—	$46.83	10/20/2016	—	—	62,500	$3,232,500
	—	250,000	—	$62.28	10/20/2016	—	—	—	—

Reuben Gamoran	—	42,800	—	$46.60	05/18/2016	—	—	20,563	$1,063,518
	6,687	20,063	—	$55.48	05/19/2015	—	—	—	—
	13,125	13,125	—	$49.82	05/25/2014	—	—	—	—
	12,187	4,063	—	$43.73	05/20/2013	—	—	—	—
	16,250	—	—	$45.85	05/21/2012	—	—	—	—
	8,750	—	—	$38.48	05/23/2011	—	—	—	—
	5,000	—	—	$29.96	05/23/2010	—	—	—	—

Peter R. Hempstead	—	59,300	—	$46.60	05/18/2016	—	—	33,063	$1,710,018
	13,156	39,469	—	$55.48	05/19/2015	—	—	—	—
	31,250	31,250	—	$49.82	05/25/2014	—	—	—	—
	46,875	15,625	—	$43.73	05/20/2013	—	—	—	—
	47,500	—	—	$45.85	05/21/2012	—	—	—	—
	52,500	—	—	$38.48	05/23/2011	—	—	—	—
	62,500	—	—	$29.96	05/23/2010	—	—	—	—
	50,000	—	—	$31.11	10/27/2009	—	—	—	—

Dushan Petrovich	—	59,300	—	$46.60	05/18/2016	—	—	32,588	$1,685,451
	13,156	39,469	—	$55.48	05/19/2015	—	—	—	—
	31,250	31,250	—	$49.82	05/25/2014	—	—	—	—
	34,687	11,563	—	$43.73	05/20/2013	—	—	—	—
	33,750	—	—	$45.85	05/21/2012	—	—	—	—

Surinder Kumar	—	42,800	—	$46.60	05/18/2016	—	—	19,963	$1,032,486
	9,437	28,313	—	$55.48	05/19/2015	—	—	—	—
	23,125	23,125	—	$49.82	05/25/2014	—	—	—	—
	34,687	11,563	—	$43.73	05/20/2013	—	—	—	—
	23,750	—	—	$45.85	05/21/2012	—	—	—	—
	62,500	—	—	$38.48	05/23/2011	—	—	—	—
	(3)
	26,250	—	—	$38.48	05/23/2011	—	—	—	—

Ronald V. Waters, III	23,437	70,313	—	$55.48	05/19/2015	—	—	42,505	$2,198,359
	53,125	53,125	—	$49.82	05/25/2014	—	—	—	—
	46,875	15,625	—	$43.73	05/20/2013	—	—	—	—
	47,500	—	—	$45.85	05/21/2012	—	—	—	—

Darrell Splithoff	—	42,800	—	$46.60	05/18/2016	—	—	14,881	$769,645
	9,437	28,313	—	$55.48	05/19/2015	—	—	—	—
	23,125	23,125	—	$49.82	05/25/2014	—	—	—	—
	34,687	11,563	—	$43.73	05/20/2013	—	—	—	—
	33,750	—	—	$45.85	05/21/2012	—	—	—	—
	37,500	—	—	$38.48	05/23/2011	—	—	—	—
	30,000	—	—	$30.76	10/25/2010	—	—	—	—

(1)	All options listed above vest at a rate of 25% per year over the first four years of the ten-year option term.

(2)

Pursuant to a qualified domestic relations order entered into in 2001, between April 26, 2004 and June 23, 2005, Mr. Wrigley, Jr. transferred options to purchase an aggregate of 225,627 shares of the Company’s Common Stock, of which 53,907 options have been exercised.

(3)

In connection with his employment by the Company, Dr. Kumar was granted performance based stock options to purchase 67,500 shares of the Company’s Common Stock, of which options to purchase 62,500 shares of the Company’s Common Stock have vested to Dr. Kumar based on the attainment of the performance goals. The remaining options to purchase 5,000 shares of the Company’s Common Stock were cancelled.

OPTION EXERCISES AND STOCK VESTED

None of the Company’s named executive officers exercised any stock options during the fiscal year ended December 31, 2006.

	Option Awards		Stock Awards(1)
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired On Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
William Wrigley, Jr.	0	$0	35,004	$1,798,366
				(2)

William D. Perez	0	$0	—	—

Reuben Gamoran	0	$0	6,219	$ 319,507
				(3)

Peter R. Hempstead	0	$0	13,390	$ 687,925

Dushan Petrovich	0	$0	14,795	$ 760,108
				(4)

Surinder Kumar	0	$0	6,779	$ 348,278
				(5)

Ronald V. Waters, III	0	$0	21,561	$1,107,718

Darrell Splithoff	0	$0	7,765	$ 398,935

(1)

Reflects shares received pursuant to the Long-Term Stock Grant Program for the 2001-2005 grant cycle by each named executive officer in February 2006. In addition, includes shares awarded to each named executive officer in February 2006 pursuant to the Stock Award Program which vest upon grant.

(2)	Mr. Wrigley, Jr. has elected to defer receipt of the $417,944 payable to him under the Stock Award Program pursuant to the Executive Compensation Deferral Program described on page 21.

(3)

Pursuant to the Executive Compensation Deferral Program described on page 21, Mr. Gamoran has elected to defer receipt of the $265,871 payable to him under the Long-Term Stock Grant Program for the 2001-2005 grant cycle and the $53,624 payable to him under the Stock Award Program.

(4)	Mr. Petrovich has elected to defer receipt of the $216,807 payable to him under the Stock Award Program pursuant to the Executive Compensation Deferral Program described on page 21.

(5)

Pursuant to the Executive Compensation Deferral Program described on page 21, Dr. Kumar has elected to defer receipt of the $281,284 payable to him under the Long-Term Stock Grant Program for the 2001-2005 grant cycle and the $66,981 payable to him under the Stock Award Program.

PENSION BENEFITS

The table below shows the present value of accumulated benefits payable to each of the named executive officers, including the number of years of service credited to each such named executive officer, under each of the Retirement Plan and the Supplemental Retirement Plan determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Information regarding the Retirement Plan and the Supplemental Retirement Plan can be found under the heading “Retirement Plans” on page 20.

(a)	(b)	(c)	(d)	(e)
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
William Wrigley, Jr.	Retirement Plan	21.3	$184,563	$0
	Supplemental Retirement Plan	21.3	$1,035,545	$0

William D. Perez	Retirement Plan	0.2	$3,753	$0
	Supplemental Retirement Plan	0.2	$23,939	$0

Reuben Gamoran	Retirement Plan	21.2	$217,435	$0
	Supplemental Retirement Plan	21.2	$122,540	$0

Peter R. Hempstead	Retirement Plan	7.3	$130,319	$0
	Supplemental Retirement Plan	7.3	$241,121	$0

Dushan Petrovich	Retirement Plan	31.7	$492,203	$0
	Supplemental Retirement Plan	31.7	$631,438	$0

Surinder Kumar	Retirement Plan	5.6	$154,835	$0
	Supplemental Retirement Plan	5.6	$135,114	$0

Ronald V. Waters, III	Retirement Plan	7.3	$122,211	$0
	Supplemental Retirement Plan	7.3	$359,221	$0

Darrell Splithoff	Retirement Plan	6.3	$127,262	$0
	Supplemental Retirement Plan	6.3	$121,250	$0

(1)	Includes amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested.

NONQUALIFIED DEFERRED COMPENSATION

Pursuant to the Company’s Executive Compensation Deferral Program, certain executives, including named executive officers, may defer awards earned under the EICP, the Long-Term Stock Grant Program, the Stock Award Program and the Savings Restoration Plan. Deferral elections are made by eligible executives in November of each year for amounts to be earned (or granted with regard to long-term stock grants) in the following year. An executive may defer all or a portion of his or her annual non-equity incentive compensation, long-term stock grants, awards under the Stock Award Program and up to 25% of the executive’s base pay under the Savings Restoration Plan.

The investment options available to an executive under the deferral program vary depending upon the type of compensation being deferred. Deferral of compensation granted pursuant to the Long-Term Stock Grant Program or the Stock Award Program must be made into share equivalents of the Company, however the amounts deferred pursuant to the Long-Term Stock Grant Program may be transferred out of Wrigley stock units six months after the date of deferral. If earnings received pursuant to the EICP or the Savings Restoration Plan are being deferred, the executive may invest such amounts in any funds available under the Savings Plan. The table below shows the funds available under the Savings Plan and their annual rate of return for the calendar year ended December 31, 2006, as reported by the administrator of the Savings Plan.

Name of Fund	Rate of Return	Name of Fund	Rate of Return
Vanguard Target Ret Income	6.38%	Putnam Investors Fund	13.89%
Vanguard Target Ret 2045 Fund	15.98%	Vanguard Institutional Index	15.78%
Vanguard Target Ret 2035 Fund	15.24%	Managers Special Equity Fd. Ins.	11.53%
Vanguard Target Ret 2025 Fund	13.24%	Europacific Growth Fund R-5	22.17%
Vanguard Target Ret 2015 Fund	11.42%	Federated Stock Trust	17.40%
Vanguard Target Ret 2005 Fund	8.23%	PIMCO Total Return Fund	3.74%
Wrigley Common Stock	-9.20%	PIMCO Low Duration Fund	3.49%
Putnam Vista Fund	5.63%	Putnam Money Market Fund	4.71%
Harbor Capital Appreciation	2.33%

Benefits under the Executive Compensation Deferral Program will be paid no earlier than at the beginning of the year following the executive’s retirement or termination. However, upon a showing of financial hardship and receipt of approval from the Compensation Committee, an executive may be allowed to access funds in his deferred compensation account earlier than the beginning of the year following the executive’s retirement or termination. Benefits can be received either as a lump sum payment or in annual installments, or a combination thereof.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last Fiscal Year ($) (1)	Registrant Contribution in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
William Wrigley, Jr.	$481,634	$57,240	$6,253	$0	$2,116,093
William D. Perez	$52,064	$5,840	$-136	$0	$57,768
Reuben Gamoran	$663,651	$8,000	$138,041	$0	$2,448,919
Peter R. Hempstead	$16,650	$16,300	$-22,675	$0	$3,158,091
Dushan Petrovich	$224,693	$15,091	$-866	$0	$1,108,360
Surinder Kumar	$705,839	$0	$168,546	$0	$3,001,991
Ronald V. Waters, III	$1,091,669	$2,920	$4,334	$0	$3,728,986
Darrell Splithoff	$391,490	$0	$585	$0	$1,452,662

(1)

Reflects the following amounts for each of the following named executive officers which is reported as compensation to such named executive officer in the Summary Compensation Table on page 24: Mr. Wrigley, Jr., $X; Mr. Perez, $X; Mr. Gamoran, $X; Mr. Hempstead, $X; Mr. Petrovich, $X; and Mr. Waters, $X.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The tables below reflect the amount of compensation to each of the named executive officers of the Company in the event of termination of such executive’s employment. The amount of compensation payable to each named executive officer upon voluntary termination, early retirement, involuntary not-for-cause termination, termination following a change of control and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2006, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment. Such amounts include:

•	non-equity incentive compensation earned during the fiscal year;

•	grants pursuant to the Long-Term Stock Grant Program for the most-recently completed cycle;

•	shares awarded under the Company’s Stock Award Program for the most recently completed fiscal year;

•	amounts contributed under the Savings Plan and the Executive Compensation Deferral Program;

•	unused vacation pay; and

•	amounts accrued and vested through the Company’s Retirement Plan and Supplemental Retirement Plan.

Payments Made Upon Retirement

In the event of the retirement of a named executive officer, in addition to the items identified above:

•	he will continue to vest in all outstanding options and retain such options for the remainder of the outstanding ten-year term;

•	he will be entitled to receive a prorated share of each outstanding Long-Term Grant cycle upon the completion of such cycle;

•	he will continue to receive health and welfare benefits until he reaches age 65 and will receive health and welfare benefits for his dependants, as applicable;

•	he will continue to receive life insurance benefits until his death; and

•	the Company will reimburse the executive for up to $20,000 of financial planning services incurred in the subsequent year.

Payments Made Upon Death or Disability

In the event of the death or disability of a named executive officer, in addition to the benefits listed under the headings “Payments Made Upon Termination” and “Payments Made Upon Retirement” above, the named executive officer will receive benefits under the Company’s disability plan or payments under the Company’s life insurance plan, as appropriate.

Payments Made Upon a Change of Control

The Company has entered into Change of Control Severance Agreements with each named executive officers. Pursuant to these agreements, if an executive’s employment is terminated following a change of control (other than termination by the Company for cause or by reason of death or disability) or if the executive terminates his employment in certain circumstances defined in the agreement which constitute “good reason”, in addition to the benefits listed under the heading “Payments Made Upon Termination”:

•	the named executive officer will receive:

¡

a lump sum severance payment of three times the sum of the executive’s base salary and the highest annual bonus earned by the executive pursuant to incentive compensation plans maintained by the Company in any of the three prior fiscal years;

¡

a lump sum amount representing a pro rata portion of any incentive compensation earned by the executive through the date of termination, assuming achievement of the target level of the performance goals; and

¡	an amount equal to the excise tax charged to the named executive officer as a result of the receipt of any change-of-control payments;

•	all stock options held by the executive will automatically vest and become exercisable; and

•	the executive will be credited with two additional years of service and age under the Retirement Plan and the Supplemental Retirement Plan.

Other than as noted below with regard to Mr. Wrigley, Jr., the Change of Control Severance Agreements for each of the named executive officers are substantially similar. Forms of these agreements have been filed as Exhibits 10(h) and 10(i) to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

Generally, pursuant to the agreements, a change of control is deemed to occur:

(i)	if any person acquires 25% or more of the Company’s voting securities (other than securities acquired directly from the Company or its affiliates);

(ii)	if a majority of the Directors as of the date of the agreement are replaced other than in specific circumstances;

(iii)

upon the consummation of a merger of the Company or any subsidiary of the Company other than (a) a merger which would result in the voting securities of the Company outstanding immediately prior to the merger continuing to represent at least 60% of the voting power of the securities of the Company outstanding immediately after such merger, or (b) a merger effected to implement a recapitalization of the Company in which no person is or becomes the beneficial owner of securities of the Company representing 25% or more of the combined voting power of the Company’s then-outstanding securities; or

(iv)

upon the liquidation or sale of the Company’s assets, other than a sale or disposition by the Company of the Company’s assets to an entity of which at least 60% of the voting power is owned by stockholders of the Company.

As of April 30, 2006, Ronald V. Waters, III retired as the Company’s Chief Operating Officer. In connection with his retirement and pursuant to the Voluntary Separation Agreement and General Release entered into between the Company and Mr. Waters (which was filed as Exhibit 10(u) to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2006), on November 1, 2006, Mr. Waters received a lump sum payment of $430,000 representing six months’ salary. In addition, from November 1, 2006 through July 31, 2007, Mr. Waters is entitled to receive monthly installment payments of approximately $71,665 and Mr. Waters will receive a one-time severance payment of $1,089,333. However, if, as of April 30, 2007, Mr. Waters has obtained a similar position with another employer, Mr. Waters will not receive the monthly installment payments for the period of May 2007 through July 2007 and Mr. Waters’ one-time severance payment will be reduced by $172,023. Pursuant to the Agreement, Mr. Waters will be entitled to a final stock award on or around February 2007 reflecting service through his severance period in addition to 3,000 shares.

As of June 30, 2006, Darrell Splithoff retired as the Company’s Senior Vice President, Worldwide Supply Chain. In connection with Mr. Splithoff’s retirement and pursuant to the Voluntary Separation Agreement and entered into between the Company and Mr. Splithoff (which was filed as Exhibit 99.1 to the Current Report on Form 8-K filed on July 18, 2006), on January 1, 2007, Mr. Splithoff received a lump sump payment of $215,000, representing six-month’s salary. In addition, from January 1, 2007 through September 1, 2007, he is entitled to receive monthly installment payments of $26,875 and Mr. Splithoff will receive a one-time severance payment of $357,000. Pursuant to the Agreement, Mr. Splithoff will be entitled to a final stock award on or around February 2007 reflecting service through his severance period.

William Wrigley, Jr.

The following table shows the potential payments upon termination or a change of control of the Company for William Wrigley, Jr., the Company’s Executive Chairman and Chairman of the Board. Per Mr. Wrigley, Jr.’s Change of Control Severance Agreement, if Mr. Wrigley, Jr. is terminated following a change of control (other than termination by the Company for cause or by reason of death or disability), or if Mr. Wrigley, Jr. voluntarily terminates his employment for any reason during the one-month anniversary of the change of control, he is entitled to receive a lump sum severance payment of three times the sum of his base salary and the highest annual bonus earned by him pursuant to incentive compensation plans maintained by the Company in any of the three prior fiscal years.

Executive Benefit and Payments Upon Separation	Voluntary Termination		Early Retirement		Normal Retirement		Involuntary Not For Cause Termination		For Cause Termination		Involuntary for Good Reason Termination (Change-in- Control)		Disability		Death

Compensation:
Short-Term Incentive Compensation (EICP)	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Long-Term Incentive Compensation:
Stock Options	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Performance Shares (LTSG)	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Benefits & Perquisites:
Stock Awards	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Savings Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Retirement Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Supplemental Retirement Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Executive Compensation Deferral Program	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Health and Welfare Benefits	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Life Insurance Proceeds	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Excise Tax & Gross-Up	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Cash Severance	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Accrued Vacation Pay	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Financial Guidance	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Total	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

William D. Perez

The following table shows the potential payments upon termination or a change of control of the Company for William D. Perez, the Company’s President and Chief Executive Officer.

Executive Benefit and Payments Upon Separation	Voluntary Termination		Early Retirement		Normal Retirement		Involuntary Not For Cause Termination		For Cause Termination		Involuntary for Good Reason Termination (Change-in- Control)		Disability		Death

Compensation:
Short-Term Incentive Compensation (EICP)	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Long-Term Incentive Compensation:
Stock Options	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Performance Shares (LTSG)	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Benefits & Perquisites:
Stock Awards	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Savings Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Retirement Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Supplemental Retirement Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Executive Compensation Deferral Program	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Health and Welfare Benefits	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Life Insurance Proceeds	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Excise Tax & Gross-Up	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Cash Severance	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Accrued Vacation Pay	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Financial Guidance	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Total	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Reuben Gamoran

The following table shows the potential payments upon termination or a change of control of the Company for Reuben Gamoran, the Company’s Chief Financial Officer.

Executive Benefit and Payments Upon Separation	Voluntary Termination		Early Retirement		Normal Retirement		Involuntary Not For Cause Termination		For Cause Termination		Involuntary for Good Reason Termination (Change-in- Control)		Disability		Death
Compensation:
Short-Term Incentive Compensation (EICP)	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Long-Term Incentive Compensation:
Stock Options	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Performance Shares (LTSG)	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Benefits & Perquisites:
Stock Awards	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Savings Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Retirement Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Supplemental Retirement Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Executive Compensation Deferral Program	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Health and Welfare Benefits	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Life Insurance Proceeds	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Excise Tax & Gross-Up	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Cash Severance	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Accrued Vacation Pay	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Financial Guidance	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Total	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Peter R. Hempstead

The following table shows the potential payments upon termination or a change of control of the Company for Peter R. Hempstead, the Company’s Senior Vice President, Worldwide Strategy & New Business.

Executive Benefit and Payments Upon Separation	Voluntary Termination		Early Retirement		Normal Retirement		Involuntary Not For Cause Termination		For Cause Termination		Involuntary for Good Reason Termination (Change-in- Control)		Disability		Death
Compensation:
Short-Term Incentive Compensation (EICP)	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Long-Term Incentive Compensation:
Stock Options	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Performance Shares (LTSG)	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Benefits & Perquisites:
Stock Awards	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Savings Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Retirement Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Supplemental Retirement Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Executive Compensation Deferral Program	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Health and Welfare Benefits	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Life Insurance Proceeds	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Excise Tax & Gross-Up	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Cash Severance	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Accrued Vacation Pay	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Financial Guidance	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Total	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Dushan Petrovich

The following table shows the potential payments upon termination or a change of control of the Company for Dushan Petrovich, the Company’s Senior Vice President and Chief Administrative Officer.

Executive Benefit and Payments Upon Separation	Voluntary Termination		Early Retirement		Normal Retirement		Involuntary Not For Cause Termination		For Cause Termination		Involuntary for Good Reason Termination (Change-in- Control)		Disability		Death
Compensation:
Short-Term Incentive Compensation (EICP)	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Long-Term Incentive Compensation:
Stock Options	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Performance Shares (LTSG)	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Benefits & Perquisites:
Stock Awards	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Savings Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Retirement Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Supplemental Retirement Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Executive Compensation Deferral Program	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Health and Welfare Benefits	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Life Insurance Proceeds	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Excise Tax & Gross-Up	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Cash Severance	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Accrued Vacation Pay	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Financial Guidance	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Total	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Surinder Kumar

The following table shows the potential payments upon termination or a change of control of the Company for Surinder Kumar, the Company’s Senior Vice President and Chief Innovation Officer.

Executive Benefit and Payments Upon Separation	Voluntary Termination		Early Retirement		Normal Retirement		Involuntary Not For Cause Termination		For Cause Termination		Involuntary for Good Reason Termination (Change-in- Control)		Disability		Death
Compensation:
Short-Term Incentive Compensation (EICP)	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Long-Term Incentive Compensation:
Stock Options	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Performance Shares (LTSG)	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

Benefits & Perquisites:
Stock Awards	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Savings Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Retirement Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Supplemental Retirement Plan	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Executive Compensation Deferral Program	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Health and Welfare Benefits	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Life Insurance Proceeds	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Excise Tax & Gross-Up	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Cash Severance	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Accrued Vacation Pay	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Financial Guidance	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X
Total	$	X	$	X	$	X	$	X	$	X	$	X	$	X	$	X

DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board. Similar to executive officers, Directors are subject to a minimum share ownership requirement. Within two years after joining the Board, each Director is required to directly own shares or share units of the Company’s Common Stock with an aggregate value of at least two times the annual cash retainer.

Cash Compensation Paid to Board Members

For the fiscal year ended December 31, 2006, members of the Board who are not employees of the Company are entitled to receive an annual cash retainer of $53,000 and an attendance fee for unscheduled Board or committee meetings of $3,000 per meeting. Each Director who serves as a committee chair receives $10,000 annually in addition to the annual cash retainer. Directors who are employees of the Company receive no compensation for their service as directors. In 2007, the annual cash retainer to be paid to each non-employee Director will be increased to $60,000.

Stock Option Program

Each non-employee Director receives a stock option grant having a calculated Black-Scholes value approximately equal to the non-employee Director’s annual retainer. In May 2006, each non-employee

Director received a grant of 4,800 options at the fair market price of the Company’s Common Stock on the date of the grant, or $46.60. Until an option is exercised, shares subject to options cannot be voted nor do they receive dividends or dividend equivalents. Options received by Directors vest over four years of service with 25% of the grant vesting each year.

Stock Deferral Program for Non-Employee Directors

The Stock Deferral Program for Non-Employee Directors is a program under the management incentive plans. The objectives of this program are to provide deferred benefits to non-employee Directors, increase the Director’s beneficial ownership in the Company and more closely align the Director’s interests in the long-term growth and profitability of the Company with that of the stockholders.

Pursuant to the Stock Deferral Program for Non-Employee Directors, a deferred stock account is established for each non-employee Director and credited with a number of share units at the beginning of each new fiscal year. The value of the share units so credited is equivalent to the annual retainer in effect on the first business day of the current year. In accordance with this program, each non-employee Director’s account was credited with 797 share units on January 3, 2006 for fiscal 2006 and 1,160 share units on January 3, 2007 for fiscal 2007. Share units are equivalent to shares of the Company’s Common Stock, except that share units have no voting rights and receive dividend equivalents rather than dividends.

Each Director receives dividend equivalents on the share units contained in his or her deferral account, which are equal in value to dividends paid on the Company’s Common Stock. The dividend equivalents granted are then reinvested in the non-employee Director’s stock deferral account in the form of additional share units. Upon retirement or termination of services as a Director, each non-employee director receives a share of Common Stock for each share unit awarded. Such shares are received either in a lump sum or over a period not to exceed fifteen years, as elected in advance by each director.

Deferred Compensation Program for Non-Employee Directors

The Deferred Compensation Program for Non-Employee Directors is a program under the management incentive plans pursuant to which each non-employee Director may defer up to 100% of his or her total retainer fees. Each non-employee Director who defers his or her annual retainer or fees through this program has the option of investing any deferred amounts through a grantor trust either in the form of share units or money credits deposited in one or more funds offered by the plan’s trustee. The interest rate earned on the money credits is not above-market or preferential.

Amounts deferred pursuant to this program are generally distributed to each non-employee Director at the earlier of age 70 or termination of such individual’s service as a Director of the Company. At such time, the director may chose to either receive the distribution in a lump sum or in equal annual installments over a period not to exceed fifteen years, or a combination thereof.

Non-Employee Directors’ Death Benefit Plan

The Company maintains a Non-Employee Directors’ Death Benefit Plan. Under this plan, the designated beneficiaries of a non-employee Director receive a lump sum benefit of $250,000 if the non-employee Director’s death occurs after his or her service as a director terminates, or $25,000 per year for ten years if his or her death occurs prior to termination of service as a Director. To participate in the plan, a Director must agree to contribute $600 per year for a maximum of ten years. All non-employee Directors participate in the plan. The Company may purchase life insurance policies on the lives of the Directors with the Company as the beneficiary to cover obligations for payments under the plan. Currently, the Company has elected to self-insure the plan as this provides the most cost-effective method of covering future obligations under the Non-Employee Directors’ Death Benefit Plan.

Director Summary Compensation Table

The table below summarizes the compensation paid by the Company to non-employee Directors for the fiscal year ended December 31, 2006.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John F. Bard	$68,000	$53,000	$39,627	$0	$1,821	$162,448
Howard B. Bernick	$74,000	$53,000	$39,627	$0	$0	$166,627
Thomas A, Knowlton	$90,000	$53,000	$39,627	$0	$1,264	$183,891
John Rau	$77,000	$53,000	$16,242	$0	$369	$146,611
Melinda R. Rich	$93,000	$53,000	$39,627	$0	$0	$185,627
Steven B. Sample	$80,000	$53,000	$39,627	$0	$1,821	$174,448
Alex Shumate	$77,000	$53,000	$39,627	$0	$157	$169,784
Richard K. Smucker	$81,000	$53,000	$39,627	$0	$969	$174,596

(1)

William Wrigley, Jr., the Company’s Executive Chairman and Chairman of the Board, and William D. Perez, the Company’s President and Chief Executive Officer, are not included in this table as they are employees of the Company and thus receive no compensation for their services as Directors. The compensation received by Messrs. Wrigley, Jr. and Perez as employees of the Company are shown in the Summary Compensation Table on page 24.

(2)

Represents the December 30, 2005, closing price of the Company’s Common Stock on the New York Stock Exchange for 797 shares granted in the form of deferred share units on January 3, 2006, to each non-employee Director pursuant to the terms of the Stock Deferral Program for Non-employee Directors. As of December 31, 2006, each Director has the following aggregate number of deferred share units accumulated in their deferral accounts for all years of service as a Director, including additional share units credited as a result of reinvestment of dividend equivalents: John F. Bard, 6,277 units; Howard B. Bernick, 5,130 units; Thomas A. Knowlton, 10,351 units; John Rau, 1,011 units; Melinda Rich, 7,242 units; Steven B. Sample, 9,033 units; Alex Shumate, 8,114 units and Richard K. Smucker, 35,015 units. These share units for each Director are included in the Security Ownership Table on page 42.

(3)

Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R), and thus includes amounts from awards granted in and prior to 2006. As of December 31, 2006, each Director has the following number of options outstanding: John F. Bard: 109,550; Howard Bernick: 22,050; Thomas A. Knowlton: 22,050; John Rau: 8,050; Melinda R. Rich: 22,050; Steven B. Sample: 22,050; Alex Shumate: 22,050; and Richard K. Smucker: 22,050.

SECURITY OWNERSHIP

Security Ownership of Directors and Executive Officers

The following table sets forth the beneficial ownership of the Company’s Common Stock and Class B Common Stock as of January 12, 2007, for each director and nominee for director, each executive officer named in the Summary Compensation Table herein, and by all Directors (including nominees) and executive officers of the Company as a group.

Name	Common Stock (1)*	Common Stock Units (2)	Options Currently Exercisable Or within 60 days	Class B Common Stock	Total Stock and Stock Based Holdings
John F. Bard	11,516	13,790	99,624	3,198	128,128
Howard B. Bernick	20,000	13,238	12,124	5,000	50,362
Thomas A. Knowlton	5,000	12,833	12,124	1,250	31,207
William D. Perez	2,900	0	0	0	2,900
John Rau	1,000	2,177	812	250	4,239
Melinda Rich	1,847	10,510	12,124	461	24,942
Steven B. Sample	2,000	10,192	12,124	500	24,816
Alex Shumate	200	9,279	12,124	50	21,653
Richard K. Smucker	7,403	54,392	12,124	1,843	75,762
William Wrigley, Jr.	9,478,671	38,281	208,437	24,074,207	33,799,596
	(3)			(3)
Reuben Gamoran	63	18,037	61,999	15	80,114
Dushan Petrovich	24,654	20,884	112,843	10,199	168,580
Peter R. Hempstead	8,424	60,382	303,781	2,105	374,692
Surinder Kumar	0	22,425	179,749	0	202,174
All Directors and executive officers as a group — (32)	9,676,688	552,129	1,905,068	24,142,876	36,276,761
					(4)

(1)

Includes restricted shares held by directors and executive officers over which they have voting power but not investment power, shares held directly or in joint tenancy, shares held in trust, by broker, bank or nominee or other indirect means and over which the individual or member of the group has sole voting or shared voting and/or investment power. Unless otherwise noted, each individual or member of the group has sole voting and investment power with respect to the shares shown in the table above. No director or executive officer, except Mr. William Wrigley, Jr., owns more than one tenth of one percent of the total outstanding shares of either class of Common Stock. Mr. Wrigley, Jr. beneficially owns 4.37% of the shares of Common Stock outstanding and 40.77% of the shares of Class B Common Stock outstanding.

(2)

Indicates the nonvoting share units credited to the account of the named individual or members of the group, as applicable, under the Deferred Compensation Program for Non-employee Directors and the Stock Deferral Program for Non-employee Directors (as described on page 40 of this proxy statement) and with respect to employees, as credited pursuant to deferred compensation elections under various programs of the Company’s 1997 MIP, as amended.

(3)

Includes 8,404,529 shares of Common Stock and 23,205,685 shares of Class B Common Stock held by various trusts for the benefit of Mr. Wrigley, Jr. and/or members of his family and also includes 960,000 shares of Common Stock and 840,000 shares of Class B Common Stock held by a corporation. Mr. Wrigley, Jr. has sole voting and investment power over all shares listed in the table above with the exception of 960,000 shares of Common Stock and 840,000 shares of Class B Common Stock (held by a corporation) as to which Mr. Wrigley, Jr. has sole voting power pursuant to an irrevocable proxy granted to him of indeterminate duration (depending on the occurrence of certain events), but as to which he has no investment power. Of the total shares shown in the table above for Mr. Wrigley, Jr., he disclaims any beneficial interest in 8,591,784 shares of Common Stock and 8,433,439 shares of Class B Common Stock.

According to an Amendment to Schedule 13D filed by Mr. Wrigley, Jr. on June 13, 2006, Mr. Wrigley, Jr. resigned as trustee or co-trustee, as the case may be, of trusts for the benefit of certain members of his family, effective on May 31, 2006. Upon such resignations, Mr. Wrigley, Jr. no longer had voting or dispositive power over the shares of Common Stock and Class B Common Stock held by such trusts, which shares were included in the table above in prior years.

(4)	Includes 3,486 shares of Common Stock and 1,327 shares of Class B Common Stock over which members of the group share voting or investment power.

*

Shares of Class B Common Stock are at all times convertible into shares of Common Stock on a share-for-share basis. Assuming conversion of the shares of Class B Common Stock into shares of Common Stock, the percentage of Common Stock owned beneficially would be 14% for Mr. Wrigley, Jr. and 14.81% for all directors and executive officers as a group. No other individual named or member of the group would own beneficially more than 0.10% of the Common Stock as a result of the conversion.

Security Ownership of Certain Beneficial Owners

As of January 12, 2007, the Company’s records and other information available from outside sources indicated that the following stockholders were beneficial owners of more than five percent of the outstanding shares of the Company’s Common Stock or Class B Common Stock. The information below is as reported in their filings with the Securities and Exchange Commission. The Company is not aware of any other beneficial owner of more than 5% of either class of the Company’s Common Stock. Due to their substantial stock holdings, the below-listed stockholders may each be deemed a “control person” of the Company under applicable regulations of the Securities and Exchange Commission.

	Amount and Nature of Beneficial Ownership
	Common Stock*		Class B Common Stock
Name	Shares	Percent of Class	Shares	Percent of Class
William Wrigley, Jr. (1)	9,687,108	4.46	24,074,207	40.77
410 N. Michigan Avenue
Chicago, Illinois 60611
William J. Hagenah, III (2)	10,015,164	4.61	11,862,346	20.09
One Northfield Plaza
Northfield, Illinois 60693
CAM North America, LLC	X	X	0	0
100 First Stamford Place,
5th Floor
Stamford, CT 06902
Capital Research and Mgmt. Co.	X	X	0	0
233 South Hope Street
55th Floor
Los Angeles, CA 90071

(1)

Includes 8,404,529 shares of Common Stock and 23,205,685 shares of Class B Common Stock held by various trusts for the benefit of Mr. Wrigley, Jr. and/or members of his family and also includes 960,000 shares of Common Stock and 840,000 shares of Class B Common Stock held by a corporation. Mr. Wrigley, Jr. has sole voting and investment power over all shares listed in the table above with the exception of 960,000 shares of Common Stock and 840,000 shares of Class B Common Stock (held by a corporation) as to which Mr. Wrigley, Jr. has sole voting power pursuant to an irrevocable proxy granted to him of indeterminate duration (depending on the occurrence of certain events), but as to which he has no investment power. Of the total shares shown in the table above for Mr. Wrigley, Jr., he disclaims any beneficial interest in 8,591,784 shares of Common Stock and 8,433,439 shares of Class B Common Stock. The Common Stock listed in the table above includes Excercisable Options (see Security Ownership Table on page 36) and excludes the nonvoting Common Stock Units (see footnote 2 to the Security Ownership Table on page 36).

According to an Amendment to Schedule 13D filed by Mr. Wrigley, Jr. on June 13, 2006, Mr. Wrigley, Jr. resigned as trustee or co-trustee, as the case may be, of trusts for the benefit of certain members of his family, effective on May 31, 2006. Upon such resignations, Mr. Wrigley, Jr. no longer had voting or dispositive power over the shares of Common Stock and Class B Common Stock held by such trusts, which shares were included in the table above in prior years.

(2)

Of the shares listed, Mr. Hagenah, III has sole voting power and investment power over 9,375,164 shares of Common Stock and 11,302,346 shares of Class B Common Stock and shared voting and investment power over 640,000 shares of Common Stock and 560,000 shares of Class B Common Stock. Of the total shares shown in the table above for Mr. Hagenah, III, he disclaims beneficial ownership of 8,426,922 shares of Common Stock and 9,845,445 shares of Class B Common Stock.

*

Shares and percent of class indicated for Common Stock do not reflect the shares of Common Stock that could be acquired upon the conversion of the shares of Class B Common Stock into shares of Common Stock on a share-for-share basis. In such event, the percentage of Common Stock beneficially owned would be 14% for Mr. William Wrigley, Jr., and 9.56% for Mr. William J. Hagenah, III.

PROPOSAL 2

Proposal to Amend the Company’s Second Restated Certificate of Incorporation

to Permit Amendment of the Bylaws to Adopt Majority Voting for the Election of Directors

On October 20, 2006, the Board, in its continuing review of corporate governance matters, determined that it is in the best interests of the Company and its stockholders to amend the Bylaws and Second Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to allow for majority voting in uncontested elections of Directors.

The Board approved an amendment to Section 3.4 of the Bylaws of the Company to change the standard for the election of Directors in uncontested elections from a plurality voting standard to a majority voting standard. The amendment to the Bylaws will become effective upon the deletion of the requirement of plurality voting from Article THIRTEENTH of the Certificate of Incorporation. Thus, the Board proposes an amendment to the Article THIRTEENTH, paragraph (a) of the Certificate of Incorporation to delete the last sentence of the paragraph which states that “[u]nless otherwise required by applicable law, at each succeeding annual meeting of the shareholders of the Corporation, the successors of the class of Directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting.” The specific language of the amendments to the Certificate of Incorporation and Bylaws are set forth in Appendix C and Appendix D, respectively.

Currently, Directors are elected by a plurality vote. Under a plurality voting standard, a nominee for director receiving the most “for” votes is elected. Thus, votes not cast and votes cast to withhold authority to vote on the issue have no impact. Under a majority voting standard, the number of “for” votes cast in favor of a Director nominee must be greater than the number of “against” votes received by the Director nominee. In the event of a contested election, a plurality voting standard will apply to guard against a failed election contest in which no candidate receives a majority of the “for” votes.

Your Board Recommends That Stockholders Vote FOR The Amendment of the Second Restated Certificate of Incorporation.

PROPOSAL 3

The Ratification of Appointment of Ernst & Young LLP

as the Company’s Independent Registered Public Accounting Firm (Independent Auditors)

At its October 19, 2006 meeting, the Audit Committee recommended and approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm (independent auditors) to examine the consolidated financial statements of the Company for the year ending December 31, 2007. The Company is seeking the stockholders’ ratification of such action.

It is expected that representatives of Ernst & Young LLP will attend the Meeting and be available to make a statement or respond to appropriate questions.

Your Board And The Audit Committee Recommend That Stockholders

Vote FOR The Ratification of Appointment Of

Ernst & Young LLP As The Company’s Independent Registered Public Accounting Firm (Independent Auditors).

AUDIT COMMITTEE DISCLOSURE

The Audit Committee is comprised solely of independent Directors, and, among other things, is responsible for:

•	establishing policies and procedures for, appointing, reviewing, and overseeing the performance and independence of the independent registered public accounting firm (independent auditors);

•	reviewing with independent auditors and financial management of the Company and approving the plan and scope of the audit and permissible audit related work;

•	pre-approving all audit and permissible non-audit fees;

•	reviewing and approving the guidelines established for the dissemination of financial information;

•

holding meetings periodically with the independent and internal auditors, the Board and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment, and compliance with Company policies;

•	reviewing consolidated financial statements and disclosures;

•	reviewing with management and independent auditors and approving disclosure controls and procedures and accounting principles and practices; and

•	performing other functions or duties deemed appropriate by the Board.

Audit Committee Pre-approval Policy

The Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy is attached to this Proxy Statement as Appendix E. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company’s financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee responsibilities under the Securities Exchange Act of 1934.

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee, with the ratification of the stockholders, engaged Ernst & Young LLP to perform an annual audit of the Company’s financial statements for the fiscal year ended December 31, 2006. The following is the breakdown of aggregate fees paid to the auditors for the Company for the last two fiscal years:

	2006		2005
	$	%(*)	$	%(*)
Audit Fees	X		3,765,500
(1) Audit Related Fees**	X	0%	150,000	0%
(2) Tax Fees***	X	0%	150,500	0%
(3) All Other Fees	X	0%	-0-	0%
Total	X		4,066,000

*	Percentage of the services (if any) for which pre-approval was waived by the Audit Committee with respect to (1), (2) and (3) only.

**	Consists primarily of certain attestation services in connection with benefit plan audits.

***	Consists primarily of international tax compliance and planning.

Report of the Audit Committee

In connection with the financial statements for the fiscal year ended December 31, 2006, the Audit Committee has:

(1)	reviewed and discussed the audited financial statements with management,

(2)

discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm (the “Auditors”), the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, and

(3)	received the written disclosure and letter from the Auditors the matters required by Independence Standards Board Standard No. 1.

Based upon these reviews and discussions, the Audit Committee recommended to the Board at the February 5, 2007, meeting of the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission. The Board has approved this inclusion.

THE AUDIT COMMITTEE

Richard K. Smucker, Chairman

John F. Bard

Howard B. Bernick

Alex Shumate

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s executive officers, Directors and 10% stockholders are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York and Chicago Stock Exchanges. Copies of these reports must also be furnished to the Company.

Based solely on a review of copies of reports furnished to the Company, or written representations that no reports were required, the Company believes that during 2006 its executive officers, Directors and 10% holders complied with all filing requirements.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy material in connection with the 2008 Annual Meeting of Stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8—Stockholder Proposals) and received by the Secretary of the Company on or before October 16, 2007. Stockholder proposals to be presented at the 2008 Annual Meeting of Stockholders which are not to be included in the Company’s proxy materials must be received by the Company no earlier than November 15, 2007, nor later than December 17, 2007, in accordance with the procedures in the Company’s Bylaws.

OTHER BUSINESS

The Company’s management does not know of any other matter to be presented for action at the Annual Meeting. If any other matter should be properly presented at the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

HOWARD MALOVANY

Vice President, Secretary and General Counsel

Chicago, February 13, 2007

Appendix A

WM. WRIGLEY JR. COMPANY

DIRECTOR INDEPENDENCE STANDARDS

It is the policy of the Board of Directors of Wm. Wrigley Jr. Company (“Wrigley”) that a majority of its members be independent of Wrigley management. A Director is independent if the Board affirmatively determines that the Director does not have any direct or indirect material relationship with Wrigley or its affiliates1 or any member of senior management of Wrigley or his or her affiliates. The determination of independence of Directors will be disclosed in the Proxy Statement for each Annual Meeting of Stockholders of Wrigley, and specific explanation will be provided only for any Director who is not considered to be independent. The Board has established the following standards to assist it in making the determination of director independence:

1.	A Director is not independent if the Director is or within the preceding three years was:

•	employed by Wrigley or any of Wrigley’s affiliates[1]

•	affiliated with or employed by a present or former independent auditor of Wrigley or any of Wrigley’s affiliates, or

•	an employee of a company at the same time an executive officer of Wrigley or any of Wrigley’s affiliates is or was a member of that company’s compensation committee.

2.	A Director is not independent if an immediate family member[2] of the Director is or within the preceding three years was:

•	employed as an executive officer of Wrigley

•

affiliated with or employed by a present or former independent auditor of Wrigley or any of Wrigley affiliates and participates or participated, as the case may be, in the independent auditor’s audit, assurance or tax compliance (but not tax planning) practice, or

•	an employee of a company at the same time an executive officer of Wrigley or any of Wrigley’s affiliates is or was a member of that company’s compensation committee.

3.

A Director is not independent if the Director or the Director’s immediate family member receives or has received, during any twelve month period within the preceding three years, more than $100,000 as direct compensation from Wrigley other than Director and committee fees and pension and other deferred compensation for prior services as Director (or, in the case of the immediate family member, salaries and other benefits as employee of Wrigley or any Wrigley affiliate).

4.

A Director is not independent if the Director or the Director’s immediate family member is or was, within the preceding three years, a director, executive officer (or the Director only is or was an employee of the entity), general partner or an equity holder of 1% or more, of an entity to which Wrigley makes or made, or from which Wrigley receives or received, payment for property or services in any single fiscal year in excess of the greater of $1 million or 1% of that entity’s consolidated gross revenues.

[1]

The term “affiliates” means any corporation or other entity that controls, is controlled by, or is under common control with Wrigley, evidenced by the power to elect a majority of the Board of Directors or comparable governing body of such entity.

[2]

For the purpose of these independence standards, the term “Director’s immediate family member” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters- in-law, brothers-and sisters-in-laws and anyone (other than domestic employees) sharing the Director’s home.

A-1

5.

A Director is not independent if the Director or the Director’s immediate family member is or was, within the preceding three years, a director, executive officer (or the Director only is or was an employee of the entity), partner or an equity holder of 1% or more, of an entity which is indebted to Wrigley, or to which Wrigley is indebted and the aggregate indebtedness of either party to the other in any single fiscal year in excess of the greater of $1 million or 1% of that party’s consolidated assets.

6.

A Director is not independent if the Director or the Director’s immediate family member is or was, within the preceding three years, a director, executive officer (or the Director only is or was an employee of the organization), or trustee of a charitable organization or other not-for-profit organization, and Wrigley’s contributions, or the contributions of any member of senior management of Wrigley, to such organization in any single fiscal year exceeds or exceeded the greater of $1 million or 1% of the organization’s consolidated gross revenues.

7.

A Director is not independent if the Director or the Director’s immediate family member or an entity (in which the Director or the Director’s immediate family member is a director, executive officer or partner), is a beneficial holder of more than 5% of the total number of shares of the Company’s Common Stock and Class B Common Stock then outstanding.

8.

A Director is not independent if the Director is an executive officer, partner, employee or holder directly or indirectly of 1% or more of the total number of outstanding shares, of an entity that supplies any banking, legal or accounting services to the Company or any other services with the exception of services provided on an occasional or minimal basis.

9.

For relationships not covered by the above standards, the determination of whether such relationships are material for the purpose of determining whether a Director is independent, shall be made by Directors who satisfy the standards set out in paragraphs 1-8 above. In such situations, determination of independence shall be on a case-by-case basis, after consideration of all relevant facts and circumstances. For illustration purpose, if a Director is an executive officer of a company that has paid Wrigley in excess of the greater of $1 million or 1% of that company’s consolidated gross revenues in the last one year for the purchase of Wrigley products, the Board could determine, after considering all relevant facts and circumstances, that the relationship is not material to make a finding that the Director is not independent. Wrigley must explain in its next annual proxy statement the basis for any determination by the Board that a relationship is not material even though the relationship did not meet the standards set forth under paragraphs 1-8 above.

The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting to make such review, each non-employee Director would be requested to supply the Board with complete information regarding the Director’s relationships with Wrigley and its affiliates and with senior management and their affiliates to assist the Board to evaluate the Director’s independence.

Directors have an affirmative obligation to notify the Board of any material changes in their relationships, which may affect their independence status as determined by the Board. The obligation encompasses all relationships between Directors and Wrigley and its affiliates or members of senior management and their affiliates.

A-2

Appendix B

Wm. WRIGLEY Jr. Company

AUDIT COMMITTEE CHARTER

(Adopted as of October 25, 2005)

PURPOSE

To oversee and monitor Company management’s and the independent registered public accounting firm’s participation in the financial reporting and public disclosure process to ensure the integrity of the Company’s financial statements and public disclosure and conformance to legal and regulatory requirements.

DUTIES AND RESPONSIBILITIES.

1.	Obtain the full Board of Directors’ approval of this Charter and review and reassess this Charter as conditions dictate, but at least annually.

2.

Establish policies and procedures for, review, and approve the appointment, compensation, or termination of, the independent registered public accounting firm to audit the financial statements of the Company, its divisions and subsidiaries.

3.

Have a clear understanding with the independent registered public accounting firm that they are ultimately accountable to the Audit Committee, as the shareholders’ representatives, and it is the Audit Committee that has the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

4.

Meet with the independent registered public accounting firm and financial management of the Company to review (1) the scope of the proposed audit and timely quarterly reviews for the current year and (2) the procedures to be utilized to carry out the audit and reviews. At the conclusion of such audit or review, any comments or recommendations of the independent registered public accounting firm will be considered by the Company.

5.

Review with the independent registered public accounting firm and the Company’s internal auditor and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, including any significant deficiencies and significant changes reported to the Audit Committee by the independent registered public accounting firm; and the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs, and consider any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should consider Company policy statements (including, but not limited to Trading in Company Stock, Corporate Communications, Electronic Communications) to determine their appropriateness with respect to the Code of Business Conduct and other appropriate procedures, including the Company’s Disclosure Control Process, and Sarbanes-Oxley Act, Section 404 — Internal Control Reporting.

6.	Review and approve disclosure controls and procedures.

7.

Review with management, the internal auditor, and the independent registered public accounting firm significant risks or exposures and contingent liabilities that are incidental to the Company’s business and assess the steps management has adopted or taken to address such risks to the Company.

8.

Review reports from the independent registered public accounting firm on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

9.

Review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent registered public accounting firm.

10.

Approve or pre-approve annually all audit and non-audit services to be performed by the independent registered public accounting firm. The Committee may delegate pre-approval authority to a member of the Committee, provided that any decisions of such member shall be presented to the Committee at its meeting immediately following any exercise of such authority.

11.	Be responsible for resolving any disagreement between management and the independent registered public accounting firm or the internal auditors regarding financial reporting.

12.

Review with management and the independent registered public accounting firm the financial statements and disclosures contained in the annual report to shareholders, and annual and quarterly reports and other reports required to be filed by the Securities and Exchange Commission, to determine that the independent registered public accounting firm is satisfied that the financial statements and other disclosures contained in such reports or filings are presented fairly in all material respects and otherwise comply with applicable law and regulation. Review with financial management and the independent registered public accounting firm the results of their timely analysis of significant reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the independent registered public accounting firm. Also review with financial management and the independent registered public accounting firm their judgments about the quality, not just acceptability, of the Company’s accounting principles and practices. The review would include such matters as the consistency of the application of the Company’s accounting policies and the clarity, consistency, and completeness of the Company’s accounting information contained in the financial statements and related disclosures, as well as items that have a significant impact on the representational faithfulness, verifiability, neutrality, and consistency of the accounting information included in the financial statements.

13.

Provide sufficient opportunity for the internal auditors and independent registered public accounting firm to meet separately with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent registered public accounting firm’s evaluation of the Company’s financial accounting, and auditing personnel, and the cooperation that the independent registered public accounting firm received during the course of the audit.

14.

Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent registered public accounting firm to attend the meeting of the full Board of Directors to assist in reporting the results of the annual audit or to answer Directors’ questions.

15.

On an annual basis, obtain from the independent registered public accounting firm (i) a written communication delineating all relationships and professional services between the independent registered public accounting firm and the Company as required by Independence Standards Board Standard No. 1 — Independence Discussions with Audit Committees, and (ii) a written report describing the independent registered public accounting firm’s internal quality-control procedures and any material issues raised in any internal quality control review or peer review of the registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, and the steps taken by the registered public accounting firm to deal with any such issues. In addition, review with the independent registered public accounting firm the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the registered public accounting firm.

16.

Annually assess the registered public accounting firm’s independence taking into account all relationships between the auditing firm, its lead partner, and the Company. This review and assessment should take into account the opinions of the Company’s management and internal auditors.

17.	Review the matters discussed at each Audit Committee meeting with the Board of Directors.

18.

Investigate any matter brought to its attention within the scope of its duties, with full access to all books, records, facilities and personnel of the Company, with the power to retain outside advisors for this purpose if, in its judgment, that is appropriate.

19.

Review and approve the Company’s disclosure with respect to the Audit Committee in the proxy statement for its annual meeting of shareholders. In addition, include a copy of this Charter in the proxy statement at least triennially or the year after any significant amendment to the Charter.

20.

On an annual basis, as required by the applicable regulating agency, submit a written confirmation regarding (1) any determination that the Company’s Board of Directors made regarding the independence of the members of the Audit Committee, their financial literacy or financial management expertise and (2) the Committee’s annual review and assessment of the adequacy of the Committee’s Charter.

21.	Establish a clear hiring policy for the Company with respect to employees or former employees of the independent registered public accounting firm.

22.

Retain, pay and terminate advisors, consultants and agents (which can be recommended by management) engaged by the Committee to assist in the fulfillment of the Committee’s duties and responsibilities.

23.	Assess annually, in conjunction with the Corporate Governance Committee, its own performance, and, make the assessment available to the full Board of Directors.

24.

The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting and the Company’s reporting practices and the quality of its financial reports. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent registered public accounting firm, the internal auditors, and the management of the Company.

25.

Establish procedures under applicable law and regulation, for the confidential and anonymous receipt, retention and treatment of complaints or reports received by the Company from employees and third parties regarding any possible irregularities in or violations of the Company’s accounting, internal accounting controls, or auditing matters.

26.	Periodically review and provide guidance on the types of information to be included in the Company’s earnings releases and financial information provided to analysts and rating agencies.

27.	Perform other duties that the Board may assign to this Committee from time to time.

COMMITTEE OPERATIONS

1.	This Committee shall consist of at least three Directors, all of whom must be independent, as defined by applicable law, regulation, the Corporate Governance Committee, or the Board of Directors.

2.

This Committee will meet at least six times each year, and more as necessary, including the opportunity at each meeting to meet in executive session. This Committee shall meet in executive session at least once each year.

3.	Committee members shall be appointed and removed by the Board in its sole discretion.

4.	After each Committee meeting, the Chairman will report the actions and activities of the Committee to the Board.

5.	The Committee, except as may be proscribed by law, may delegate any of its responsibilities to a subcommittee of this Committee or to another Committee of the Board.

6.	The Chairman of the Committee shall be responsible for preparing the agenda for each meeting.

7.	The Committee shall keep, or delegate the keeping of, minutes of each meeting, which minutes shall be approved by the Committee at a subsequent meeting.

8.

Members of the Audit Committee shall be considered independent if, among other things, they have no relationship to the Company that may interfere with the exercise of their independence from management.

9.	No member of the Committee may accept any consulting, advisory or fee other than Director remuneration from the Company.

10.	No member of the Committee may sit on more than a total of three Audit Committees, including the Company’s.

11.

All Audit Committee members will be financially literate, and at least one member will have such accounting or related financial management expertise to be considered the “Audit Committee financial expert” in accord with applicable law and regulations.

Appendix C

CERTIFICATE OF AMENDMENT

OF

SECOND RESTATED CERTIFICATE OF INCORPORATION

OF

WM. WRIGLEY JR. COMPANY

WM. WRIGLEY JR. COMPANY, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), does hereby certify that the amendment set forth below to the Company’s Second Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

Article THIRTEENTH, paragraph (a) is amended to delete the last sentence of paragraph (a). As amended, Article THIRTEENTH, paragraph (a) will read, in its entirety, as follows:

(a) The Board of Directors shall be divided into three classes: Class I Directors, Class II Directors and Class III Directors. Each class of directors shall be nearly equal in number of directors as possible. Each director shall serve for a term ending at the third annual shareholders’ meeting following the annual meeting at which such director was elected; provided, however, that the directors first elected as Class I Directors shall serve for term ending at the annual meeting to be held in the year following the first election of directors by classes, the directors first elected as Class II Directors shall serve for a term ending at the annual meeting to be held in the second year following the first election of directors by classes and the directors first elected as Class III Directors shall serve for a term ending at the annual meeting to be held in the third year following the first election of directors by classes. Notwithstanding the foregoing, each director shall serve until his or her successor shall have been elected and qualified or until his or her earlier death, resignation or removal.

All other provisions of Article THIRTEENTH will remain unchanged.

IN WITNESS WHEREOF, the WM. WRIGLEY JR. COMPANY has caused this Certificate to be signed by its duly authorized officer and duly attested, this             day of             , 2007.

WM. WRIGLEY JR. COMPANY

By:
Howard Malovany
Vice President, Secretary and
General Counsel

C-1

Appendix D

Section 3.4.    Election and Resignation of Directors.

(a) Each director shall be elected by a vote of the majority of the votes cast with respect to that director at any meeting for the election of directors at which a quorum is present, in accordance with Section 3.7 of this Article III; provided, that, if, at the close of the notice period set forth in Section 3.3 of this Article III, the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the votes cast and entitled to vote on the election of directors in person or by proxy at any such meeting. For purposes of this Section, a vote of the majority of the votes cast means that the number of shares voted “for” a director must exceed 50% of the votes cast with respect to that director.

(b) If an incumbent director is running uncontested and is not elected as provided in subsection (a), such director shall promptly offer to tender his or her irrevocable resignation to the Board. The Corporation Governance Committee, or such other committee designated by the Board pursuant to Section 3.12 of this Article III, will recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within ninety (90) days following the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board’s decision with respect to that resignation.

(c) Any Director may resign at any time by delivering written notice to the chairman of the board of directors, if any, or to the chief executive officer, the president or the secretary of the corporation. Such resignation shall take effect at the time specified in the notice or, if not time is specified, immediately. Unless such notice is provided pursuant to subsection (b) of this Section 3.4, or acceptance is otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

D-1

Appendix E

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles for Audit And Non-Audit Services Pre-Approval Policy

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision for such services does not impair the auditor’s independence. The independent auditor has reviewed this policy and believes that implementation of the Policy will not adversely affect the auditor’s independence.

II.	Services Pre-Approved by the Audit Committee

Exhibit A to this Policy describes the nature of the audit, audit-related, and tax services that require the Audit Committee’s pre-approval. Exhibit B to this Policy describes those services that the Company’s independent auditors cannot perform as prohibited by the SEC.

III.	Pre-Approval Policy

At its October meeting, the Audit Committee will review the services expected to be provided by the independent auditor to ensure that the provision of such services will not impair the auditor’s independence. The Audit Committee will pre-approve fee levels for the up-coming fiscal year for both audit and audit related services. All tax compliance/planning projects and all other services not pre-approved as part of audit or audit related services will require specific pre-approval from the Audit Committee on an individual project basis. Approval for such services may be requested at the next Audit Committee meeting or, if earlier approval is necessary, it may be obtained in accordance with the Audit Committee’s delegation to the Audit Committee Chairman as described in item IV. Delegation below.

IV.	Delegation

The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management. However, the Audit Committee has delegated pre-approval authority to the Audit Committee Chairman for unplanned services that arise during the year. The Chairman has the authority to review and approve permissible services up to $250,000 per service provided that the aggregate amount of such services does not exceed $750,000. The Audit Committee Chairman must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

V.	Quarterly Reporting of Fee Information

By the 20th work day following each quarter-end, reporting units must submit to the Corporate Controller’s Department a summary of year-to-date fees paid to the independent auditor and the latest full-year estimate expected to be paid by the following categories:

•	Audit Fees

•	Audit Related Fees

•	Tax compliance and planning

This reporting provides the Company with the basis for monitoring services provided by the independent auditor’s in accordance with the pre-approval policies above. Should the latest full-year estimates exceed pre-approval levels, this will be reported to the Audit Committee at the next scheduled meeting or earlier, if limits are expected to be exceeded before that time.

Exhibit A

Audit Services

•	Financial or statutory audits for the Company and its subsidiaries, including procedures to provide attestation as to the effectiveness of the Company’s internal controls.

•	Timely quarterly reviews of the Company and its subsidiaries

•	Consultations related to accounting, financial reporting or disclosure matters

•	Services associated with:

— SEC registration statements

— Periodic reports and other documents filed with the SEC

— Comfort letters and consents

Audit-related Services

•	Audits of employee benefit plans (including the Wrigley Retirement Plan, Wrigley Savings Plan, Voluntary Employee Benefits Association (VEBA) audit, Wrigley Canada, Inc. Retirement Income Plan)

•	Due diligence services pertaining to potential business acquisitions/dispositions

•	Internal control reviews

•	Other attest services (including the Wm. Wrigley Jr. Company Foundation audit)

Tax Compliance and Planning

•	U.S. federal, state and local tax compliance and planning

•	International tax compliance and planning

•	U.S. federal, state or International transfer pricing advice or documentation

•	Expatriate tax services

Exhibit B

Prohibited Non-Audit Services by the Independent Auditor

The Securities and Exchange Act of 1934 has been amended to prohibit the Company from engaging the independent auditor to perform the following types of services:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services or fairness opinions

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Tax services to certain persons in a Financial Reporting Oversight Role (FROR) with the company

Madison Street
One Way
One Way
One Way
Chase Tower
Auditorium
Entrance
Clark Street
Dearborn Street
CHASE
TOWER
N
W
E
S
One Way
Monroe Street

Madison Street
N
W
E
S
DOWN
X
Clark Street
Dearborn Street
CHASE
TOWER
Monroe Street

Chase Tower/Chase Auditorium

Lower Level Southeast Entrance

Directions to Chase Tower/ Chase Auditorium

Chase Auditorium is located in the Chase Tower Building, 10 South Dearborn which is bordered by Dearborn, Madison, Clark and Monroe Streets.

From the South:
Take I-80 to I-57 (which merges directly into the Dan Ryan Expressway, I-94 stay to your left). Take the Dan Ryan north into Chicago. Follow the signs for the Kennedy Expressway West. Proceed on the Kennedy to the Monroe Street exit. The exit will be on your right. Turn right (east) from the exit onto Monroe Street. Proceed (east) to Dearborn Street. Turn left (north) on Dearborn Street. The Chase Tower Building is located on the west (left) side of the street halfway between Monroe and Madison Streets.

From the Southwest:
Take the Stevenson Expressway, I-55 north. Follow the signs for the Kennedy Expressway, I-90, North–Wisconsin, the exit will be on your right. Proceed on the Kennedy to the Monroe Street exit. The exit will be on your right. Turn right (east) from the exit onto Monroe Street. Proceed (east) to Dearborn Street. Turn left (north) on Dearborn Street. The Chase Tower Building is located on the west (left) side of the street halfway between Monroe and Madison Streets.

From the North:
Take the Edens Expressway, I-94 to the Kennedy Expressway, 1-90 (south to Downtown Chicago). Proceed on the Kennedy to the Monroe Street exit. The exit will be on your right. Turn left (east) from the exit onto Monroe Street. Proceed (east) to Dearborn Street. Turn left (north) on Dearborn Street. The Chase Tower Building is located on the west (left) side of the street halfway between Monroe and Madison Streets.

From the West:
Take the Eisenhower Expressway, I-290 east to downtown Chicago. This becomes Congress Street in downtown Chicago. Stay in the left lanes and proceed (east) to Dearborn Street. Turn left (north) on Dearborn Street. The Chase Tower Building is located on the west (left) side of the street halfway between Monroe and Madison Streets.

Admission Ticket

		000000000.000000 ext	000000000.000000 ext

		000000000.000000 ext	000000000.000000 ext

	000004	000000000.000000 ext	000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)		Electronic Voting Instructions
ADD 1	XXXXXXXXXXXXXX	You can vote by Internet or telephone!
ADD 2		Available 24 hours a day, 7 days a week!
ADD 3 ADD 4		Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
ADD 5 ADD 6		VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on March 14, 2007

Vote by Internet
• Log on to the Internet and go to
www.computershare.com/expressvote

• Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	123456	C0123456789	12345

Ú IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

This proxy card represents all shares of Wrigley stock (both Common and Class B Common) held in the registration indicated below. For Employee stockholders, this includes your shares held in the Wrigley Savings Plan.

The Board of Directors recommend a Vote “FOR” Items 1 and 2.				For	Against	Abstain	+

1. Election of Class II Directors (Term Expires in 2010). These Nominees are:			2. Amendment to the Second Restated Certificate of Incorporation to permit amendment of the Bylaws of the Company to adopt majority voting for the election of directors.	☐	☐	☐
	For	Withhold
01 - Thomas A. Knowlton	☐	☐

02 - Steven B. Sample	☐	☐	The Board of Directors and the Audit Committee recommend a Vote “FOR” Item 3.	For	Against	Abstain

03 - Alex Shumate	☐	☐	3. To ratify the appointment of the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2007.	☐	☐	☐
04 - William D. Perez	☐	☐

Change of Address — Please print new address below.	Meeting Attendance	☐
Mark box to the right if you plan to attend the Annual Meeting.

Authorized Signatures — This section must be completed for your instructions to be executed. — Date and Sign Below

Note: Please sign exactly as name appears on this card. Joint owners should each sign personally. Corporation proxies should be signed by an authorized officer. Executors, administrators, trustees, etc. should so indicate when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

C 1234567890 J N T 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1 U P X C O Y # # #		+

Please note that admission to the Annual Meeting will be by admission ticket only,

so you must bring this ticket with you. If you plan to attend the meeting,

please mark the indicated box on the other side of this Proxy Card. For pre-registration,

please call the Stockholder Relations Department at 1-800-874-0474.

104th Annual Meeting of Stockholders of Wm. Wrigley Jr. Company

Chase Auditorium

10 South Dearborn Street

Chicago, Illinois 60603

9:00 a.m. CST

Wednesday, March 14, 2007

This ticket admits the named stockholder(s) and one guest. Photocopies will not be accepted. Photo identification will be required.

Ú IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

PROXY CARD — Wm. WRIGLEY Jr. Company

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on March 14, 2007.

This proxy will be voted as specified by the stockholder. If no specification is made, all shares of both classes of stock will be voted as set forth in the proxy statement FOR Items 1, 2 and 3.

The stockholder represented herein appoints William Wrigley, Jr., William D. Perez, Richard K. Smucker, Howard Malovany or any of them, proxies with power of substitution to vote all shares of Common Stock and Class B Common Stock entitled to be voted by said stockholder(s) at the Annual Meeting of Stockholders of the Wm. Wrigley Jr. Company to be held at Chase Auditorium, Chicago, Illinois, on March 14, 2007, at 9:00 a.m., CST, and at any adjournment thereof, as specified in this proxy. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting.

Your vote is important!

Please sign and date on the reverse side of this proxy card and return promptly in the enclosed postage-paid envelope. If you vote by telephone or Internet, please do not mail your card.

If you attend the meeting, you may revoke your proxy and vote in person.